Exchange Traded Concepts Trust

Prospectus

March 30, 2017

WeatherStorm Forensic Accounting Long-Short ETF

Principal Listing Exchange for the Fund: NASDAQ Stock Market LLC
Ticker Symbol: FLAG

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information.  For detailed information about the Fund, please see:

Fund Summary	2
Index/Trademark License/Disclaimers	8
Additional Principal Risk Information	8
Additional Investment Strategy Information	11
Additional Risks	12
Additional Information Regarding The Index	13
Portfolio Holdings	13
Fund Management	14
Portfolio Manager	15
Buying and Selling Fund Shares	15
Distribution and Service Plan	17
Dividends, Distributions and Taxes	17
Additional Information	20
Financial Highlights	22
How to Obtain More Information About the Fund	BACK COVER

Fund Summary

Investment Objective

The WeatherStorm Forensic Accounting Long-Short ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the WeatherStorm Forensic Accounting Long-Short Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).  This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (Dividend Expense/Stock Loan Fees on Short Sales)	0.77%
Total Annual Fund Operating Expenses	1.62%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$165	$511	$881	$1,922

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended November 30, 2016, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in securities of the Index.  The Index seeks to enhance U.S. large cap exposure by offering a long/short portfolio selected from the 500 largest U.S. companies by market capitalization, while providing additional return potential through the careful and systematic selection and shorting of stocks based on forensic accounting analysis.  Forensic accounting critically dissects companies’ financial statements with the goal of identifying the “red flags” of aggressive accounting and revenue recognition practices.  The index construction process aims to identify and allocate capital to higher quality stocks with more sustainable revenues, cash flows and earnings, while at attractive valuations.  It also attempts to detect and short lower quality stocks where aggressive accounting practices may have been employed and revenues, cash flows and earnings may be less persistent in the future.  The equity securities in which the Fund may invest are primarily common stocks, but may also include shares of real estate investment trusts (“REITs”).
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The Index is constructed with a 100% net equity exposure (130% long, 30% short).  Short selling involves borrowing securities from a third party to “short sell” companies considered unattractive or trading at inflated prices.  If a shorted stock declines in value, it can be bought back for less than the original price, thus earning a profit.  Conversely, if a shorted stock rises in value, a higher price will be paid to buy the stock back to cover the sale, thus causing a loss.

The Index is a rules-based, systematic strategy index that combines six distinct forensic accounting and valuation factors for scoring and ranking stocks -- cash flow quality, revenue recognition, earnings quality, shareholder yield, earnings surprise, and valuation.  The combined score provides a metric to assess the relative attractiveness/unattractiveness for long/short index exposures.  The index methodology employs various allocation and liquidity constraints to ensure a liquid, tradable, risk managed index.  The Index is reconstituted quarterly.  It is unmanaged and cannot be invested in directly.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective.  The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index.  However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Index.  Exchange Traded Concepts, LLC (the “Adviser”) expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better.  A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its assets in investments that are not included in the Index, but which the Adviser believes will help the Fund track the Index.  Such investments include cash and cash equivalents, including money market funds.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries.

The index provider is WeatherStorm Capital, LLC (the “Index Provider”), which is affiliated with Vident Investment Advisory, LLC (the “Sub-Adviser”), but is not affiliated with the Fund or the Adviser.  The Index Provider developed the methodology for determining the securities to be included in the Index and is responsible for the ongoing maintenance of the Index. The Index is calculated by Solactive AG, which is not affiliated with the Fund, the Adviser or the Sub-Adviser.
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Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money.  The principal risks affecting shareholders’ investments in the Fund are set forth below.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Authorized Participants, Market Makers and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Borrowing Risk: If the Fund borrows money and/or securities, the Fund’s borrowing activities will amplify any increase or decrease in the Fund’s net asset value. The fees and interest which the Fund must pay on borrowings will reduce and may eliminate any net investment profits.

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Index Tracking Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.  To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Issuer-Specific Risk: Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
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Leverage Risk: The Fund’s short sales effectively leverage the Fund’s assets. It is possible that the Fund may lose money on both long and short positions at the same time. The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may decrease the Fund’s overall returns.

Management Risk: Because the Fund may not fully replicate its Index and may hold fewer than the total number of securities in its Index and may hold securities not included in its Index, the Fund is subject to management risk. This is the risk that the Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk: The values of equity securities in the Index could decline generally or could underperform other investments.

Passive Investment Risk: The Fund is not actively managed and therefore the Fund would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares is otherwise required upon a rebalancing of the Index.

REIT Risk: The Index may include REITs. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Short Sales Risk:  If the Fund sells a security short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses, and increase the volatility of returns.  In December 2015, the Securities and Exchange Commission (“SEC”) proposed a new rule to regulate the use by registered investment companies, such as the Fund, of derivatives and financial commitment transactions, such as short sales. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear as of the date of this Prospectus.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index.  All returns assume reinvestment of dividends and distributions.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
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On August 7, 2015, the Fund’s name, index, investment objective, and principal investment strategies changed.  Therefore, the performance and average annual total returns shown for periods prior to August 7, 2015 may have differed had the Fund’s current investment strategies been in effect during those periods.  Updated performance information is available online at www.flagetf.com or by calling 1-855-545-FLAG.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	9.41%	12/31/16
Lowest Return	-8.35%	9/30/15

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Average Annual Total Returns for the period ending December 31, 2016

WeatherStorm Forensic Accounting Long-Short ETF	1 year	Since Inception (1-30-2013)
Return Before Taxes	26.16%	14.69%
Return After Taxes on Distributions	25.25%	13.30%
Return After Taxes on Distributions and Sale of Fund Shares	14.75%	10.98%
Hybrid Del Vecchio Earnings Quality Index®/WeatherStorm Forensic Accounting Long-Short Index*	28.40%	16.19%
WeatherStorm Forensic Accounting Long-Short Index (Reflects no deduction for fees, expenses or taxes)	28.40%	N/A
S&P 500 Index	11.96%	13.10%

*
Reflects performance of the Del Vecchio Earnings Quality Index®, the Fund’s previous index, through August 7, 2015 and WeatherStorm Forensic Accounting Long-Short Index, the Fund’s current index, thereafter.

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Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC serves as the sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, President and Co-Founder of the Sub-Adviser, has had primary responsibility for the day-to-day management of the Fund since June 2015.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 50,000 Shares known as “Creation Units.”  Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.  Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer.  You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security.  The Fund’s Shares are listed on the NASDAQ Stock Market LLC (“NASDAQ” or the “Exchange”).  The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).  Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.
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Index/Trademark License/Disclaimers

The Index Provider is affiliated with the Sub-Adviser, but is not affiliated with the Trust, the Adviser, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates.  The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index.  The Adviser is sub-licensing rights to the Index to the Fund at no charge.

In order to minimize any potential for conflicts caused by the fact that the Index Provider is affiliated with the Sub-Adviser, the Index Provider has retained a third party, Solactive AG, to calculate the Index.  Solactive AG is not affiliated with the Trust, the Adviser, the Sub-Adviser, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates.  Solactive AG, using a rules-based methodology, will calculate, maintain and disseminate the Index on a daily basis. The Index Provider will monitor the results produced by Solactive AG to help ensure that the Index is being calculated in accordance with the rules-based methodology. In addition, the Index Provider and the Sub-Adviser have established policies and procedures designed to prevent non-public information about pending changes to the Index from being used or disseminated in an improper manner. Furthermore, the Index Provider and the Sub-Adviser have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Fund’s portfolio strategies.

The WeatherStorm Capital, LLC indexes are the exclusive property of WeatherStorm Capital, LLC. WeatherStorm Capital, LLC and the WeatherStorm Forensic Accounting Long-Short Index are service mark(s) of WeatherStorm Capital, LLC or its affiliates and have been licensed for use for certain purposes by the Adviser. The Fund Shares referred to herein are not sponsored, endorsed, or promoted by WeatherStorm Capital, LLC, and WeatherStorm Capital, LLC bears no liability with respect to any such Fund Shares.  No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any WeatherStorm Capital, LLC’s trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting WeatherStorm Capital, LLC to determine whether WeatherStorm Capital, LLC’s permission is required. Under no circumstances may any person or entity claim any affiliation with WeatherStorm Capital, LLC without the prior written permission of WeatherStorm Capital, LLC.

Additional Principal Risk Information

The following section provides additional information regarding the principal risks identified under “Principal Risks” in the “Fund Summary” section.

Authorized Participants, Market Makers and Liquidity Providers Concentration: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
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Borrowing Risk:  The Fund may borrow cash and/or securities subject to certain limits which may amplify the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund. Borrowings will be subject to interest costs. Interest costs on borrowings may fluctuate due to changing rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund may have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Early Close/Trading Halt Risk: Although Fund Shares are listed for trading on NASDAQ, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of  NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all.

Equity Risk: The prices of equity securities in which the Fund invests may rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report better than expected results or be positively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase in response. In addition, the equity market tends to move in cycles, which may cause stock prices to rise over short or extended periods of time.

Index Tracking Risk: Tracking error refers to the risk that the Sub-Adviser may not be able to cause the Fund's performance to match or correlate to that of the Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, the timing or magnitude of changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. The Fund incurs operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.  Tracking error may cause the Fund's performance to be less than expected.

Issuer-Specific Risk: Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.
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Large-Capitalization Risk: The Index is composed primarily of securities of large capitalization companies. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range represented in the Index may underperform other segments of the equity market or the equity market as a whole.

Leverage Risk: Leverage occurs when a fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. It is possible that the Fund may lose money on both long positions and short positions at the same time. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Management Risk: Because the Fund may not fully replicate its Index and may hold fewer than the total number of securities in its Index and may hold securities not included in its Index, the Fund is subject to management risk. This is the risk that the Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Passive Investment Risk: The Fund is not actively managed. Therefore, unless a specific security is removed from the Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology, the Fund generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from the Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security's current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Fund Shares will decline, more or less, in correspondence with any decline in value of the Index. The Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies comprising the portfolio securities holdings of the Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Sub-Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
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REIT Risk:  Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund’s investment in REITs. Certain REITs have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Code and failing to maintain exemption from the registration requirements of the 1940 Act.

Short Sales Risk: If the Fund sells a security short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses, and increase the volatility of returns. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

The SEC recently proposed a new rule related to the use of derivatives and financial commitment transactions (including short sales) by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear, although they could be substantial and adverse to the Fund. The regulation of these types of transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

Additional Investment Strategy Information

The Fund, using an “indexing” investment approach, seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Index.  A number of factors may affect the Fund’s ability to achieve a high correlation with the Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Fund will achieve a high degree of correlation.
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The Fund may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index.  There may also be instances in which the Sub-Adviser may choose to overweight securities in the Index, thus causing the Sub-Adviser to purchase or sell securities not in the Index which the Sub-Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to track the Index.  The Fund will not take defensive positions.

The Fund may change its investment objective and the Index without shareholder approval.

Additional Risks

Fluctuation of NAV. The NAV of Fund Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on NASDAQ. It cannot be predicted whether Fund Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the NAV of the Shares during periods of market volatility so, as a result, investors in the Fund may receive significantly more or significantly less than the value of its underlying securities. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Costs of Buying or Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
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Trading Issues. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. In stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in markets for underlying portfolio holdings, which could lead to differences between the market price of the Fund’s Shares and NAV. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.

Additional Information Regarding the Index

The Index is a rules-based, systematic strategy index of equity securities of issuers domiciled and traded in the United States. The Index seeks to apply a systematic and structured investment process that addresses the risks and opportunities of allocating capital to U.S. equities.

Index construction began by establishing an initial universe of the top 500 largest U.S. domiciled equity companies as ranked by market capitalization, with certain minimum liquidity requirements also required. The companies are each assigned a score based on a variety of forensic accounting and valuation metrics covering cash flow sustainability, revenue recognition, earnings quality, shareholder yield, earnings surprise, and valuation. Using these scores, the Index is constructed by taking long positions in higher scored companies and short positions in lower scored companies. The index construction process uses an optimization based approach to maximize the combined companies’ scores in the Index subject to a series of additional constraints relating to gross exposure, net exposure, long positions, short positions, and sector weights.  The composition of the Index is reconstituted and reweighted quarterly.

More information about the Index may be found on the Solactive AG’s website at www.solactive.com.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”). In addition, the identities and quantities of the securities held by the Fund are disclosed on the Fund’s website.
13

Fund Management

Adviser.  Exchange Traded Concepts, LLC, or the Adviser, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120. The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser provides investment advice to the Fund primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance.  The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Pursuant to an SEC exemptive order and subject to the conditions of that order, the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services.  Shareholders will be notified of any sub-adviser changes.

Sub-Adviser.  Vident Investment Advisory, LLC, or the Sub-Adviser, is a Delaware limited liability company located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. The Sub-Adviser was formed in 2014 and provides investment advisory services to exchange-traded funds, including the Fund.  The Sub-Adviser is responsible for, among other things, trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board.  The Sub-Adviser is affiliated with the Index Provider.  Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a portion of its fee, calculated daily and paid monthly, equal to 0.05% of the average daily net assets of the Fund, subject to a $15,000 annual minimum fee.

A discussion regarding the basis for the Board’s approval of the advisory and sub-advisory agreements is available in the Fund’s Semi-Annual Report to Shareholders dated May 31, 2015.
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Portfolio Manager

Denise M. Krisko, CFA, President and Co-Founder of the Sub-Adviser, is the Fund’s portfolio manager (the “Portfolio Manager”) and is primarily responsible for the day-to-day management of the Fund.  The Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of the portfolio management team with more limited responsibilities.

Ms. Krisko joined the Sub-Adviser as its President in November 2014 and has over nineteen years of investment management experience. Prior to joining the Sub-Adviser, Ms. Krisko was the Chief Investment Officer and managed the Fund on behalf of a previous sub-adviser for the Fund, Index Management Solutions, LLC (“IMS”), from the Fund’s inception until November 2014.  Prior to that, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund Shares.

Buying and Selling Fund Shares

Fund Shares are listed for secondary trading on NASDAQ.  When you buy or sell the Fund’s Shares on the secondary market, you will pay or receive the market price.  You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on NASDAQ at prices that may differ to varying degrees from the daily NAV of the Shares.  A “Business Day” with respect to the Fund is any day on which NASDAQ is open for business.  NASDAQ is generally open Monday through Friday and is closed on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e. the value of its total assets less total liabilities) by its total number of Shares outstanding.  Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV.  NAV is determined each business day, normally as of the close of regular trading of the NASDAQ (ordinarily 4:00 p.m., Eastern time).

NASDAQ (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of Shares of the Fund, also known as the “indicative optimized portfolio value,” or IOPV.  The IOPV calculations are estimates of the value of the Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit.  Premiums and discounts between the IOPV and the market price may occur.  The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio.  Therefore, it should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day.  The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.  Neither the Fund, the Adviser, the Sub-Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
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When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of NASDAQ (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may result in a difference between the Fund’s performance and the performance of the Fund’s Index.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from the Fund directly to a few institutional investors (“Authorized Participants”), and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly.  Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders.
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In addition, frequent trading of Shares done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Fund Shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board.  Any forgone 12b-1 fees during this twelve month period will not be recoverable during any subsequent period.  Because these fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income quarterly and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own Shares the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.
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Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies under the Code.  As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it timely distributes to its shareholders.

Unless you are a tax-exempt entity or your investment in Fund Shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund Shares and you purchase or redeem Creation Units (institutional investors only).

Tax Status of Distributions

•	The Fund intends to distribute for each year substantially all of its net investment income and net capital gains income.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

•	The dividends you receive from the Fund’s income and net short-term capital gains will be taxed as ordinary income or “qualified dividend income.”

•
The income dividends you receive from the Fund will be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to noncorporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.  For dividends to be taxed as qualified dividend income to a noncorporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the noncorporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged.

•
Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your Shares.  For noncorporate shareholders, long-term capital gains are generally taxable at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets).

•
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of Shares of the Fund).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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•
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

•
Distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

•
You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

•	The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Tax Status of Share Transactions.  Each sale of Fund Shares or redemption of Creation Units will generally be a taxable event. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as short-term gain or loss. Any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent distributions of net capital gain were paid (or treated as paid) with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund Shares.

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange.  The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received.  The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.
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Non-U.S. Investors.  If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but (ii) gains from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.  Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund Shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.
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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NASDAQ is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NASDAQ at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past four quarters, as applicable, can be found at www.flagetf.com.
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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Year or Period Ended November 30,

	2016	2015	2014	2013‡
Net Asset Value, Beginning of Period	$31.47	$32.65	$31.16	$25.00
Net Investment Income*	$0.56	$0.48	$0.39	$0.30
Net Realized and Unrealized Gain (Loss) on Investments	$5.84	$(1.18)	$3.76	$5.86
Total from Operations	$6.40	$(0.70)	$4.15	$6.16
Dividends from Net Investment Income	$(0.57)	$(0.48)	$(0.56)	$-
Distributions from Net Realized Capital Gains	$-	$-	$(2.10)	$-
Total Dividends and Distributions	$(0.57)	$(0.48)	$(2.66)	$-
Net Asset Value, End of Period	$37.30	$31.47	$32.65	$31.16
Market Price, End of Period	$37.31	$30.73	$32.67	$31.15
Total Return(1)	20.67%	(2.17)%	14.45%	24.64%(6)
Net Assets End of Period (000)	$11,189	$11,016	$16,327	$9,347
Ratio of Expenses to Average Net Assets	1.62%(5)	0.99%(4)	0.85%	0.85%(2)
Ratio of Investment Income to Average Net Assets	1.74%	1.47%	1.26%	1.27%(2)
Portfolio Turnover(3)	79%	112%	26%	154%

‡	Commenced operations on January 30, 2013.

*	Per share data calculated using average shares method.

(1)
Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. The return shown does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

(2)	Annualized.

(3)
Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized.  Excludes effect of securities received or delivered from processing creations or redemptions.

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(4)
Dividend expense and excise tax expense totaled 0.13% and 0.01%, respectively, of average net assets for the year ended November 30, 2015. Had these expenses not been included, the ratio of expenses to average net assets would have been 0.85%.

(5)
Dividend expense and stock loan fees totaled 0.21% and 0.56%, respectively, of average net assets for the year ended November 30, 2016. Had these expenses not been included, the ratio of expenses to average net assets would have been 0.85%.

(6)	Total return is for the period indicated and has not been annualized.

Amounts designated as “—“ are $0.
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Exchange Traded Concepts Trust
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, Oklahoma 73120

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOUSEHOLDING

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND

To request a free copy of the latest annual or semi-annual report, the SAI, or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:	1-855-545-FLAG Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern Time)	Write:	Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, Oklahoma 73120

Visit:	www.flagetf.com

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

The Trust’s Investment Company Act file number: 811-22263	IDS-PS-001-0600
24

Exchange Traded Concepts Trust

Prospectus

March 30, 2017

Hull Tactical US ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc. (“NYSE Arca”)
Ticker Symbol: HTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information.  For detailed information about the Fund, please see:

Fund Summary - Hull Tactical US ETF

Investment Objective

The Hull Tactical US ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.91%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	1.04%
Total Annual Fund Operating Expenses	1.95%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$198	$612	$1,052	$2,275

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended November 30, 2016, the Fund’s portfolio turnover rate was 5091% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by taking long and short positions in one or more exchange-traded funds (“ETFs”) that seek to track the performance of the S&P 500 Index (each an “S&P 500-related ETF” or an “Underlying ETF”).  The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is composed primarily of large-capitalization U.S. issuers.

HTAA, LLC (“HTAA” or the “Investment Sub-Adviser”) utilizes various proprietary, analytical investment models that examine current and historical market data to attempt to predict the performance of the S&P 500 Index.  The models deliver investment signals that HTAA uses to make investment decisions for the Fund.  Depending on the discretion of HTAA and the investment signals delivered by the models, HTAA may take certain long or short positions in one or more S&P 500-related ETFs and S&P 500-related futures.  When the Fund takes long positions, it may maintain long exposure of up to 200% of its net assets; exposure to short positions is limited to no more than 100% of its net assets.  HTAA may adjust the Fund’s long and short positions when necessary to take into account new market conditions as well as data from the models.  Positions may be adjusted at the HTAA’s discretion as model predictions and market opportunities fluctuate.

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In seeking to achieve its investment objective, the Fund may engage in short sales of S&P 500-related ETFs.  The Fund may also invest up to 10% of its total assets in leveraged or inverse ETFs that seek to deliver multiples (long), or the inverse (short), of the performance of the S&P 500 Index, respectively.  However, in seeking its investment objective, the Fund does not seek performance that is a specific multiple or inverse, or inverse multiple of the S&P 500 Index.  The Fund may invest in leveraged or inverse ETFs on a daily basis or longer consistent with HTAA’s views on prevailing and anticipated market conditions.

The Fund will enter into futures contracts, in conjunction with investing in shares of an S&P 500-related ETF, to seek the desired long or short exposure to the S&P 500 Index.  However, the Fund does not use futures as the sole or a primary means of pursuing its investment strategy.  Instead, the Fund trades futures when HTAA determines that doing so may provide an efficient means of seeking exposure to the S&P 500 Index that is complementary to its investment in shares of an S&P 500-related ETF.  The Fund therefore is not intended to provide investors with a means of accessing a trading strategy that is principally focused on accessing the market for S&P 500 Index futures.

During periods when the Fund’s assets (or portion thereof) are not fully invested in one or more S&P 500-related ETFs or otherwise exposed to the S&P 500 Index, all or a portion of the Fund may be invested in cash instruments, which for this purpose include U.S. Treasury obligations; cash and cash equivalents including commercial paper, certificates of deposit and bankers’ acceptances; repurchase agreements; shares of money market mutual funds; and high-quality, short-term debt instruments including, in addition to U.S. Treasury obligations, other U.S. government securities (collectively, “Cash Instruments”). Additionally, to respond to certain adverse market, economic, political or other conditions, the Fund may invest 100% of its assets, without limitation, in Cash Instruments.  The Fund may be invested in this manner for extended periods, depending on the Investment Sub-Adviser’s assessment of market conditions. During this time, the Fund may not be able to meet its investment objective. To the extent that the Fund invests in Underlying ETFs or money market mutual funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

The Adviser, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act.  As a result, neither the Adviser nor the Sub-Advisers, on behalf of the Fund, are required to be registered in that capacity with the Commodity Futures Trading Commission (the “CFTC”), nor are they regulated by the CFTC as a registered commodity pool operator or commodity trading advisor with respect to the Fund.  The exclusion on which the Fund relies requires the Fund to limit its exposure to futures and other CFTC-regulated derivatives (such as swaps that reference broad-based securities indexes) to certain de minimis levels measured as a percentage of the Fund’s liquidation value.  HTAA intends to manage the Fund’s investments in S&P 500 futures and S&P 500-related ETFs that trade CFTC-regulated derivatives in accordance with those levels at all times.
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Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.  The principal risks affecting shareholders’ investments in the Fund are set forth below.

Authorized Participants, Market Makers and Liquidity Providers Concentration. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Concentration Risk.   The Fund may be susceptible to an increased risk of loss due to adverse occurrences to the extent that the Fund’s investments are concentrated in a particular country, region, market, group of industries, sector or asset class.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk. The Fund uses futures contracts, which is a type of derivative contract.  Underlying ETFs, and in particular leveraged and inverse ETFs, may use futures contracts and other types of derivatives, such as options and options on futures and enter into swap agreements.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or an asset, rate or, in the case of the Fund, a specified index - the S&P 500.  The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.  In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear as of the date of this Prospectus.

Early Closing Risk.  An unanticipated early closing of the NYSE Arca (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Equity Risk.  The prices of equity securities in which the Fund’s Underlying ETFs invest may rise and fall daily.  These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

Futures Contracts Risk.  Futures contracts are a type of derivative investment, and the Fund is subject to the risks of investment in derivatives.  In addition, there may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts.  When the Fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
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Interest Rate Risk.  The value of the Fund’s fixed-income assets will decline because of rising interest rates.  The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

Issuer Risk.  Issuer-specific events, including changes in the financial condition of an issuer, may have a negative impact on the value of the Fund.  To the extent that the Fund has exposure to issuers via its short positions, the Fund is more susceptible to the risk that an issuer’s securities may appreciate in value because of, among other events, increased demand for the issuer’s products or services or improved management performance.

Large-Capitalization Risk.  The Fund, through its investments in Underlying ETFs, will invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform (or in the case of short positions, outperform) securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Leveraging Risk.  The Fund is subject to the risk that certain transactions of the Fund, such as short sales and investments in Underlying ETFs that use leverage to seek to deliver multiples (long), or the inverse (short), of the performance of the S&P 500 Index, will cause the Fund to be more volatile than if the Fund had not entered into those transactions.  The greater the investment in instruments that give rise to leverage, the more this leverage will magnify any losses on those investments.

Liquidity Risk. Trading in shares of the Fund or an Underlying ETF may be halted because of market conditions or for reasons that, in the view of a stock exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. A particular investment may be difficult to purchase or sell, and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to the S&P 500 Index.

Management Risk.  The Investment Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objectives. However, the achievement of the stated investment objectives cannot be guaranteed over short- or long-term market cycles. The Investment Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.  The quantitative models used by the Investment Sub-Adviser may not perform as expected, particularly in volatile markets. Moreover, the Investment Sub-Adviser is a newly formed investment adviser with no prior experience managing registered investment companies.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Model and Data Risk.  The Investment Sub-Adviser utilizes, in part, proprietary, analytical investment models to attempt to predict the performance of the S&P 500 Index. The use of predictive models has inherent risks. Because the use of predictive models are usually constructed based on data supplied by third parties, the success of using such models as part of the Investment Sub-Adviser’s investment approach may depend heavily on the accuracy and reliability of the supplied data.  If incorrect data is used, the resulting information will be incorrect, which could cause the Fund to underperform.  In addition, the models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions.
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Portfolio Turnover Risk.  The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Short Sales Risk.  Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases and the market price of the security sold short could increase without limit, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

Trading Risk. Shares of the Fund may trade on the Exchange above or below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained

Underlying ETF Risk.  The Fund will invest in (and short) ETFs, and its performance will be directly related to the performance of the Underlying ETFs. Through its positions in these Underlying ETFs, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase in the case of short positions). Lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio investment. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the Underlying ETFs in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund may exceed the costs of investing directly in Underlying ETFs.  The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value, and will likely incur brokerage costs when it purchases and sells ETFs.

An Underlying ETF may not be actively managed and therefore the Underlying ETF would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the S&P 500 Index or the selling of shares is otherwise required upon a rebalancing of the S&P 500 Index.  Also, an Underlying ETF will not be able to replicate exactly the performance of the S&P 500 Index because the total return generated by portfolio securities of an Underlying ETF will be reduced by transaction costs and other expenses not incurred by the S&P 500 Index.

Through its investment in Underlying ETFs, the Fund is also indirectly subject to Counterparty Risk, Concentration Risk, Derivatives Risk, Equity Risk, Issuer Risk, Large-Capitalization Risk, Leveraging Risk, Management Risk, Market Risk and Trading Risk.

Underlying Leveraged and Inverse ETF Risk.  When the Fund invests in Underlying ETFs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Underlying ETFs will fall as the performance of the Underlying ETF’s benchmark rises - a result that is the opposite from traditional mutual funds.  In addition, the Underlying ETFs held by the Fund may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  The use of leverage may exaggerate changes in an Underlying ETF’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments in Underlying ETFs may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by an Underlying ETF as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Inverse and leveraged Underlying ETFs are designed to achieve their objectives for a single day only.  For periods longer than a single day, a leveraged or inverse Underlying ETF will lose money when the level of the underlying index is flat over time, and it is possible that a leveraged or inverse Underlying ETF will lose money over time even if the level of the underlying index rises or, in the case of an inverse Underlying ETF, falls.  Longer holding periods, higher index volatility, greater leverage and inverse exposure each exacerbate the impact of compounding on a fund’s returns.

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U.S. Government Securities Risk. The Fund may invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of the S&P 500 Index and a 60/40 hybrid index consisting of the S&P 500 Index and Citigroup 3-Month Treasury Bill Index.  All returns assume reinvestment of dividends and distributions.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available online at http://www.hulltacticalfunds.com or by calling (844) 485-5383 ((844) Hull ETF).

Annual Total Returns as of 12/31*

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	2.80%	3/31/16
Lowest Return	-0.14%	9/30/16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Average Annual Total Returns for the periods ended December 31, 2016

Hull Tactical US ETF	1 Year	Since Inception (06-24-2015)
Return Before Taxes	7.68%	5.11%
Return After Taxes on Distributions	6.42%	4.30%
Return After Taxes on Distributions and Sale of Fund Shares	4.43%	3.57%
S&P 500 Index	11.96%	6.30%
60/40 Hybrid Index Consisting of S&P 500 Index and Citigroup 3-Month Treasury Bill Index	7.27%	4.00%

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Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund.  HTAA, LLC, the Investment Sub-Adviser, and Vident Investment Advisory, LLC, the Trading Sub-Adviser, serve as sub-advisers to the Fund.

Portfolio Managers

Petra Bakosova, Chief Operating Officer with the Investment Sub-Adviser, has served as portfolio manager of the Fund since its inception.

Denise M. Krisko, CFA, President and Co-Founder of the Trading Sub-Adviser, has served as portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer.  The Fund’s shares are listed on the NYSE Arca, Inc. (the “Exchange”). The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in a large specified number of shares called a “Creation Unit.”  The Fund issues and redeems shares on a continuous basis, at NAV, only in Creation Units of at least 25,000 shares.  A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and/or a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 25,000 shares of the Fund (or multiples thereof).

The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).  Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker.  EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

Tax Information

The distributions made by the Fund are generally taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Fund’s Investment Objective

The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (“Board”) without a shareholder vote.

More Information about the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities.  Instead, the Fund uses an active investment strategy to seek to meet its investment objective.  The Investment Sub-Adviser, subject to the oversight of the Adviser and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities and instruments issued by or economically tied to U.S. issuers.  For purposes of this policy, the Fund considers a security or instrument to be economically tied to a U.S. issuer if the issuer (a) has been organized under the laws of, or has a principal place of business in, the United States, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States, or (c) has the principal trading market for its securities in the United States.  This investment policy may be changed without shareholder approval, upon 60 days’ notice to shareholders.

More Information about the Principal Risks of Investing in the Fund

The following section provides additional information regarding the principal risks identified under “Principal Risks” in the “Fund Summary” section.

Authorized Participants, Market Makers and Liquidity Providers Concentration. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Concentration Risk.  The Fund may be susceptible to an increased risk of loss due to adverse occurrences to the extent the Fund’s investments are concentrated in a particular country, region, market, group of industries, sector or asset class.  The Underlying ETFs track a subset of the U.S. stock market, which could cause the Fund to perform differently than the overall stock market.  An Underlying ETF’s index may, at times, become focused in stocks of a particular sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

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Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk. The Fund uses futures contracts, which is a type of derivative contract.  Underlying ETFs, and in particular leveraged and inverse ETFs, may use futures contracts and other types of derivatives, such as options and options on futures and enter into swap agreements. To the extent the Fund invests in Underlying ETFs that hold derivatives positions, the Fund will indirectly be subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the gains or losses of an Underlying ETF. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives bought and sold by an Underlying ETF. An Underlying ETF could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent an Underlying ETF from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, relatively small price movement in a derivative may result in an immediate and substantial loss or gain to an Underlying ETF. Derivatives are often more volatile than other investments and an Underlying ETF may lose more than a derivative than it originally invested in it.

An Underlying ETF may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or an asset, rate or, in the case of the Fund, a specified index - the S&P 500.  The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

The SEC recently proposed a new rule related to the use of derivatives by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear, although they could be substantial and adverse to the Fund. The regulation of the use of derivatives in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

Early Closing Risk.  The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

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Equity Risk.  The prices of equity securities in which the Fund’s Underlying ETFs invest may rise and fall daily.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report better than expected results or be positively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase in response. In addition, the equity market tends to move in cycles, which may cause stock prices to rise over short or extended periods of time.

Futures Contracts Risk.  The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.  Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute.  Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Investment Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate.  Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Issuer Risk.  Issuer-specific events, including changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security, and changes in general economic or political conditions, may have a negative impact on the value of the Fund.  To the extent that the Fund has exposure to issuers via its short positions, the Fund is more susceptible to the risk that an issuer’s securities may appreciate in value because of, among other events, increased demand for the issuer’s products or services or improved management performance.

Large Capitalization Risk.  The Fund, through its investments in Underlying ETFs, will invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform (or in the case of short positions, outperform) securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Leveraging Risk.  The Fund may engage in transactions and purchase instruments that give rise to forms of leverage, including reverse repurchase agreements and other borrowings, futures contracts and short sales.  To the extent that the Fund invests in Underlying ETFs, and in particular in leveraged and inverse ETFs, the Fund will indirectly be subject to leveraging risk.  The greater the investment in instruments that give rise to leverage, the more this leverage will magnify any losses on those investments.  Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, forward commitment transactions or short sales. The use of leverage may also cause the Fund or an Underlying ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet  segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund or an Underlying ETF, for any reason, is unable to close out the transaction. In addition, to the extent that the Fund or an Underlying ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the fund’s investment income, resulting in greater losses. The value of a leveraged fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that a fund’s investment strategies involve consistently applied leverage.

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Liquidity Risk.  In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.  A particular investment may be difficult to purchase or sell, and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain section.

Management Risk.  The Investment Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objectives. However, the achievement of the stated investment objectives cannot be guaranteed. Various legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Investment Sub-Adviser and a portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. The Investment Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. The quantitative models used by the Investment Sub-Adviser may not perform as expected, particularly in volatile markets. If the Investment Sub-Adviser is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.  Moreover, the Investment Sub-Adviser is a newly formed investment adviser with no prior experience managing registered investment companies.

Market Risk.  Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. Fluctuations in the value of securities  in which the Fund invests, directly or indirectly through Underlying ETFs, will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Model and Data Risk.  The Investment Sub-Adviser may use investment programs that are fundamentally dependent on proprietary or licensed technology through the Investment Sub-Adviser’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the Investment Sub-Adviser to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather and organize data – all of which may have a negative effect on the Fund. Such errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. The Investment Sub-Adviser may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events.

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Portfolio Turnover Risk.  The Fund’s investment strategies may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance. The relatively high portfolio turnover may also result in a substantial amount of distributions from the Fund to be characterized as short-term capital gain distributions.  Short-term capital gain distributions from the Fund are subject to tax at ordinary income tax rates and are to be reported by shareholders as ordinary income on their U.S. federal income tax returns.

Trading Risk. Although the shares of the Fund are or will be listed for trading on a listing exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Short Sales Risk.  Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover an obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund.  For example, when the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Regulatory bans on certain short selling activities may prevent the Fund from fully implementing its strategies.

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Underlying ETF Risk.  The Fund will invest in (and short) ETFs. Through their positions in these Underlying ETFs, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of the securities or instruments held by an Underlying ETF could decrease (or increase in the case of short positions). Lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio investment. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the Underlying ETFs in addition to the Fund’s direct fees and expenses.

Underlying Leveraged and Inverse ETF Risk.  When the Fund invests in Underlying ETFs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Underlying ETF will fall as the performance of the Underlying ETF’s benchmark rises - a result that is the opposite from traditional mutual funds.  In addition, the Underlying ETFs held by the Fund may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  The use of leverage may exaggerate changes in an Underlying ETF’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments in Underlying ETFs may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by an Underlying ETF as a result of the use of leverage could adversely affect the Fund’s NAV and an investor could incur a loss in their investment in the Fund.  Inverse and leveraged Underlying ETFs are designed to achieve their objectives for a single day only.  For periods longer than a single day, a leveraged or inverse Underlying ETF will lose money when the level of the underlying index is flat over time, and it is possible that a leveraged or inverse Underlying ETF will lose money over time even if the level of the underlying index rises or, in the case of an inverse Underlying ETF, falls.  Longer holding periods, higher index volatility, greater leverage and inverse exposure each exacerbate the impact of compounding on a fund’s returns.

U.S. Government Securities Risk.  Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the securities will increase and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Additional Risks

Costs of Buying or Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of NAV. The NAV of Fund Shares will generally fluctuate with changes in the market value of the Fund’s portfolio holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s portfolio holdings trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the NAV of the Shares during periods of market volatility so, as a result, investors in the Fund may receive significantly more or significantly less than the value of its underlying securities. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).  The Fund’s portfolio holdings are disclosed on the Fund’s website at www.hulltacticalfunds.com daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

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Fund Management

Adviser.  Exchange Traded Concepts, LLC, or the Adviser, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.  The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds.  The Adviser serves as investment adviser to the Fund and provides investment advice to the Fund primarily in the form of oversight of the Investment Sub-Adviser and Trading Sub-Adviser, including daily monitoring of the purchase and sale of securities by the Trading Sub-Adviser and regular review of the Investment Sub-Adviser and Trading Sub-Adviser’s performance. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.91% of the average daily net assets of the Fund.  Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

Pursuant to an SEC exemptive order and subject to the conditions of that order, the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services.  Shareholders will be notified of any sub-adviser changes.

Investment Sub-Adviser. HTAA, LLC, or the Investment Sub-Adviser, is a newly formed investment adviser and a Delaware limited liability company, located at 141 W. Jackson Blvd., Suite 1650, Chicago, Illinois 60604.  The Investment Sub-Adviser is a wholly-owned subsidiary of Hull Investments, LLC, a family office with more than $250 million in assets under management. Other than certain functions delegated to the Trading Sub-Adviser, as discussed further below, the Investment Sub-Adviser is responsible for the day-to-day management of the Fund.  The Investment Sub-Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of the Adviser and the Board.  Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a portion of its fee, which is calculated daily and paid monthly, equal to 0.81% of the average daily net assets of the Fund.  The Investment Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of the Fund, except Excluded Expenses.  The Investment Sub-Adviser is not affiliated with the Adviser or the Trading Sub-Adviser.

Trading Sub-Adviser. Vident Investment Advisory, LLC, or the Trading Sub-Adviser, is a Delaware limited liability company, located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia, 30076.  The Trading Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.  Under a sub-advisory agreement, the Adviser pays the Trading Sub-Adviser a portion of its fee calculated daily and paid monthly at an annual rate as follows: 1) 5 basis points on $0 - 250 million in assets; 2) 4 basis points on the next $250 - $500 million in assets; and 3) 3 basis points on all assets above $500 million; subject to an annual minimum fee of $35,000.  The Trading Sub-Adviser is not affiliated with the Adviser or the Investment Sub-Adviser.
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A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Investment Sub-Adviser is available in the Fund’s Annual Report to Shareholders dated November 30, 2015. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with the Trading Sub-Adviser is available in the Fund’s Semi-Annual Report to Shareholders dated May 31, 2016.

Portfolio Managers

The portfolio managers listed below are primarily responsible for the day-to-day management of the Fund.

Petra Bakosova, Chief Operating Officer, has been with HTAA since October 2014.  Prior to HTAA, Ms. Bakosova worked five months at Toji Trading Group, LLC, as a quantitative researcher and three years at ArbHouse, LLC, as a strategist.  Prior to Arbhouse, Ms. Bakosova was working towards and received her Master of Science degree in Financial Mathematics from the University of Chicago.

Denise M. Krisko, CFA, joined Vident Investment Advisory, LLC as its President in November 2014 and has over nineteen years of investment management experience.  Prior to joining Vident, Ms. Krisko was the Chief Investment Officer of Index Management Solutions.  Prior to that, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management.  She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management.  Ms. Krisko attained the Chartered Financial Analyst designation in 2000.  Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund shares.

Buying and Selling Fund Shares

Fund Shares are listed for secondary trading on the Exchange.  When you buy or sell the Fund’s Shares on the secondary market, you will pay or receive the market price.  You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.  A “Business Day” with respect to the Fund is any day on which the Exchange is open for business.  The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e. the value of its total assets less total liabilities) by its total number of Shares outstanding.  Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV.  NAV is determined each business day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., Eastern time).

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of Shares of the Fund, also known as the “indicative optimized portfolio value,” or IOPV. The IOPV calculations are estimates of the value of the Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit.  Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio.  Therefore, it should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day.  The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.  Neither the Fund, the Adviser, the Sub-Advisers or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

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When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

Book Entry

The Fund’s shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

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Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Fund Shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board.  Any forgone 12b-1 fees during this twelve month period will not be recoverable during any subsequent period.  Because these fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by shareholders of the Fund for reinvestment of their dividend distributions. Shareholders should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund.

Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund intends to qualify for the special tax treatment afforded to RICs under the Code.  If the Fund meets certain minimum distribution requirements, as a RIC, it is not subject to  federal income tax at the fund level on the earnings it timely distributes to shareholders.

Unless you are a tax-exempt entity or your investment in Fund Shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund Shares and you purchase or redeem Creation Units (institutional investors only).

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Tax Status of Distributions

•	The Fund intends to distribute each year substantially all of its net investment income and net capital gains income.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The dividends you receive from the Fund’s income and net short-term capital gains will be taxed as ordinary income or “qualified dividend income.”

•
The income dividends you receive from the Fund will be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). The Fund expects to receive “qualified dividend income” from its investments in certain Underlying ETFs taxed as RICs.  Such Underlying ETFs will generally report its distributions to the Fund as qualified dividend income if they receive dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties.  In addition, dividends that an Underlying ETF receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.  For dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock or Underlying ETF and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged. The Fund’s investment in certain derivatives may significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income.

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Distributions of the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares.  For non-corporate shareholders, long-term capital gains are generally taxable at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets).

•
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale of shares of the Fund).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Underlying ETFs from U.S. corporations, subject to certain limitations.

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You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

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•
Distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Tax Status of Share Transactions.  Each sale of Fund shares or redemption of Creation Units will generally be a taxable event to you. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent distributions of net capital gain were paid (or treated as paid) with respect to such shares.  Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund Shares.

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange.  The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units.  A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received.  The IRS, however, may assert that a loss that is realized an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Non-U.S. Investors.  If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business, but (ii) gains from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.  Short-term capital gain dividends received by a nonresident alien individual who is physically present in the U.S. for a period aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.  Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

If you are a foreign entity, you may also be subject to a 30% withholding tax on Fund distributions payable after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable after December 31, 2018 unless you comply with applicable requirements with respect to persons investing in or holding accounts with you.

21

Backup Withholding.  The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund Shares) will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.  However, so long as the Fund intends to invest in securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A), registered investment companies are not permitted to rely on the exemptive relief.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

22

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past four quarters, as applicable, can be found at www.hulltacticalfunds.com.

23

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

Selected Per Share Data & Ratios
For the Year or Period Ended November 30
For a Share Outstanding Throughout the Year or Period

	2015‡	2016
Net Asset Value, Beginning of Period	$25.00	$24.71
Net Investment Loss*	$(0.10)	$(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	$(0.19)(4)	$2.19
Total from Operations	$(0.29)	$2.03
Distributions from Net Realized Capital Gains	$—	$(0.00)(3)
Net Asset Value, End of Period	$24.71	$26.74
Market Price, End of Period	$24.73	$26.78
Total Return(1)	(1.16)%(5)	8.23%
Net Assets End of Period (000)	$23,478	$82,885
Ratio of Expenses to Average Net Assets	0.91%(6)	0.91%
Ratio of Net Investment (Loss) to Average Net Assets	(0.89)%(6)	(0.63)%
Portfolio Turnover(2)	465%	5091%

*	Per share data calculated using average shares method.

‡	Inception date June 24, 2015.

(1)	Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund Shares.

(2)
Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of securities received or delivered from processing creations or redemptions.

(3)	Amount represents less than $0.005 per share.

(4)
The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales of Fund shares in relation to fluctuating market value of the investments of the Fund.

(5)	Total return for the period has not been annualized.

(6)	Annualized.

Amounts designated as “—“are $0.

24

Exchange Traded Concepts Trust
10900 Hefner Pointe Drive, Suite 207
 Oklahoma City, Oklahoma 73120

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOUSEHOLDING

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND

To request a free copy of the latest annual or semi-annual report, the SAI, or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:	(844) 485-5383 ((844) Hull ETF) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern Time)	Write:	Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, Oklahoma 73120
Visit:	www.hulltacticalfunds.com

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

The Trust’s Investment Company Act file number: 811-22263	HTU-PS-001-0400
25

STATEMENT OF ADDITIONAL INFORMATION

WEATHERSTORM FORENSIC ACCOUNTING LONG-SHORT ETF

Ticker Symbol: FLAG

, a series of EXCHANGE TRADED CONCEPTS TRUST (the “Trust”)

March 30, 2017

Principal Listing Exchange for the Fund: NASDAQ Stock Market LLC

Investment Adviser:
Exchange Traded Concepts, LLC

Sub-Adviser:
Vident Investment Advisory, LLC

This Statement of Additional Information (the “SAI”) is not a prospectus.  The SAI should be read in conjunction with the Fund’s prospectus, dated March 30, 2017, as may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Fund’s audited financial statements for the fiscal year ended November 30, 2016, including notes thereto and the report of Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, are contained in the 2016 Annual Report and incorporated by reference into this SAI. A copy of the Fund’s Annual or Semi-Annual Report or the Prospectus may be obtained without charge, by writing the Fund’s distributor, SEI Investments Distribution Co. at One Freedom Valley Drive, Oaks, PA 19456, by visiting the Trust’s website at www.flagetf.com, or by calling 1-855-545-FLAG.
i

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RELATED RISKS	1
SPECIAL CONSIDERATIONS AND RISKS	9
INVESTMENT RESTRICTIONS	10
EXCHANGE LISTING AND TRADING	12
MANAGEMENT OF THE TRUST	13
CODES OF ETHICS	22
PROXY VOTING POLICIES	22
INVESTMENT ADVISORY AND OTHER SERVICES	22
THE PORTFOLIO MANAGER	24
THE DISTRIBUTOR	25
THE ADMINISTRATOR	26
THE CUSTODIAN	27
THE TRANSFER AGENT	27
LEGAL COUNSEL	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	27
DESCRIPTION OF SHARES	28
LIMITATION OF TRUSTEES’ LIABILITY	28
BROKERAGE TRANSACTIONS	29
PORTFOLIO TURNOVER RATE	31
BOOK ENTRY ONLY SYSTEM	31
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	33
PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS	33
DETERMINATION OF NET ASSET VALUE	41
DIVIDENDS AND DISTRIBUTIONS	42
FEDERAL INCOME TAXES	43
FINANCIAL STATEMENTS	51
EXHIBIT A- PROXY VOTING POLICY AND PROCEDURES	A-1

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GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple investment series.  This SAI relates to the WeatherStorm Forensic Accounting Long-Short ETF (the “Fund”).  The Trust was organized as a Delaware statutory trust on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).  Exchange Traded Concepts, LLC (the “Adviser”) serves as investment adviser to the Fund.  Vident Investment Advisory, LLC (the “Sub-Adviser”) serves as the sub-adviser to the Fund.  The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the WeatherStorm Forensic Accounting Long-Short Index (the “Index”).  Prior to August 7, 2015, the Fund operated as the Forensic Accounting ETF.  Effective August 7, 2015, the Fund changed its name, index, investment objective, and principal investment strategies.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”).  The Fund generally offers and issues Shares in exchange for a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”).  The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security.  The Shares are listed on the NASDAQ Stock Market LLC. (“NASDAQ” or the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ NAVs. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of at least 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below).  The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.  In addition to the fixed Creation or Redemption Transaction Fee, an additional transaction fee of up to five times the fixed Creation or Redemption Transaction Fee may apply.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus.  For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors.  The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
1

EQUITY SECURITIES

Equity securities represent ownership interests in a company.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.  Types of Equity Securities in which the Fund may invest:

Common Stocks - Common stocks represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:

■	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

■	Factors affecting an entire industry, such as increases in production costs; and

■	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

When-Issued Securities – A when-issued security is one whose terms are available and for which a market exists, but which has not been issued.  When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale.  If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price.  The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself.  Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
2

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.  The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions.  The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

BUSINESS DEVELOPMENT COMPANIES

The 1940 Act imposes certain restraints upon the operations of a business development company (“BDC”).  For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.  Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.  With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy.  Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence.  These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.  BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies.

REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in the securities of real estate investment trusts (“REITs”) to the extent allowed by law. Risks associated with investments in securities of REITs include decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and failing to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
3

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
4

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship.  Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”).  Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets.  This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years.  As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

•
U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•
Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.

•
U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•
U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s Shares.

5

BORROWING

The Fund may borrow money and/or securities for investment purposes.  Borrowing for investment purposes is one form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity.  Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  The Fund intends to use leverage during periods when the Sub-Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, the borrowing Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the borrowing Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

LENDING PORTFOLIO SECURITIES

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.  Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral.  The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Sub-Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Trust’s Board of Trustees (the “Board”)  who administer the lending program for the Fund in accordance with guidelines approved by the Trust’s Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.
6

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Sub-Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of total assets the Fund may invest in reverse repurchase agreements, the use of reverse repurchase agreements is not a principal strategy of the Fund.

SHORT SALES

The Fund intends to engage regularly in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.
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Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The SEC recently proposed a new rule related to the use of derivatives and financial commitment transactions (including short sales) by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear, although they could be substantial and adverse to the Fund. The regulation of these types of transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act.  Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:  (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.   To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.
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If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, the Fund may invest in different types of investment companies from time to time, including BDCs.  A BDC is a less common type of investment company that more closely resembles an operating company than a typical investment company.  BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance.  Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

CYBER SECURITY

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks.  Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches.  Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund.  For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage.  The Fund may also incur additional costs for cyber security risk management purposes.  Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus.  The discussion below supplements, and should be read in conjunction with, the Prospectus.
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GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund.  These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.  Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.
Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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2.
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed without a shareholder vote.

1.
The Fund will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

2.	The Fund will not invest less than 80% of its total assets in securities that comprise its underlying index.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

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Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.  The Fund’s current investment policy on lending is as follows:  the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.  The Fund will not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities.  The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “Purchase and Sale of Fund Shares” in the Fund Summary and “Buying and Selling Fund Shares.”  The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
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The Shares of the Fund are approved for listing and trading on the Exchange. The Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or the Fund.

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an IOPV relating to the Fund.  The IOPV calculations are estimates of the value of the Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio.  Therefore, it should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day.  The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.  Neither the Fund, the Adviser, the Sub-Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trust’s Board.  The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund.  The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

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Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Trust’s distributor and the Trust’s administrator.  The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund.  Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure.  Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management.  The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements with the Adviser and the Sub-Adviser, the Board meets with the Adviser and the Sub-Adviser to review such services.  Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.  The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments.  At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser.  The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

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The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.  The Board has also established a Fair Value Committee that is responsible for implementing the Trust’s Fair Value Procedures and providing reports to the Board concerning investments for which market quotations are not readily available.  Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.  As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”).   J. Garrett Stevens, the sole interested Trustee, serves as Chairman of the Board. The Trust does not have a lead independent trustee.  The Board is comprised of a super-majority (67 percent or more) of independent Trustees.  The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust.  The Trust made this determination in consideration of, among other things, the fact that the independent Trustees of the Fund constitute a super-majority of the Board, the number of independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.
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The Board has two standing committees: the Audit Committee and the Governance and Nominating Committee (as defined below).  The Audit Committee and Governance and Nominating Committee are chaired by an independent Trustee and composed of independent Trustees.

Set forth below are the names, years of birth, positions with the Trust, lengths of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust.  The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustee
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; Exchange Listed Funds Trust, 2012 to present — President.	9	ETF Series Solutions (2012 to 2014) — Trustee
Independent Trustees
Timothy J. Jacoby (1952)	Trustee	Since 2014	Deloitte & Touche LLP, 2000 to 2014–Senior Partner; Longy School of Music of Bard College, 2010 to present — Board of Governors Member; First Parish in Concord, 2011 to present — Trustees of Parish Donations of First Parish in Concord/Chair.	13	Exchange Listed Funds Trust (4) — Trustee; Source ETF Trust, 2014 to 2015 — Trustee; Edward Jones Money Market Fund - Trustee
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Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
David M. Mahle (1944)	Trustee	Since 2011	Jones Day, 2012 to present — Consultant; Jones Day, 2008 to 2011 — Of Counsel; Jones Day, 1988 to 2008 — Partner; Simplon Investments, 2012 to present — Director; Tuxedo Club, 2014 to present — Governor.	13	Exchange Listed Funds Trust (4) — Trustee; Source ETF Trust, 2014 to 2015 — Trustee
Kurt Wolfgruber (1950)	Trustee	Since 2012	Amherst Asset Management, 2010 to present — Independent Advisor; Oppenheimer Funds, Inc., 2007 to 2009 — President.	13	New Mountain Finance Corp. — Director; Exchange Listed Funds Trust (4) — Trustee; Source ETF Trust, 2014 to 2015 — Trustee
Mark Zurack (1957)	Trustee	Since 2011	Columbia Business School, 2002 to present — Professor.	9	AQR Funds (46) — Trustee; Source ETF Trust, 2014 to 2015 — Trustee

(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

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The Trust has concluded that Mr. Stevens should serve as Trustee because of the experience he gained in his roles with registered broker-dealer and investment management firms, as Chief Executive Officer of the Adviser, his experience in and knowledge of the financial services industry, and the experience he has gained as serving as Trustee of the Trust since 2009.

The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Until his retirement in June 2014, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds.  Prior to that, Mr. Jacoby held various senior positions at financial services firms.  Additionally, he served as a partner at Ernst & Young LLP.  Mr. Jacoby is a Certified Public Accountant.

The Trust has concluded that Mr. Mahle should serve as Trustee because of the experience he has gained as an attorney in the investment management industry of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge and experience in investment management law and the financial services industry. Mr.Mahle is also a professor of law at Fordham Law School, where he lectures on investment companies and investment adviser regulations.

The Trust has concluded that Mr. Wolfgruber should serve as a Trustee because of his experience as President and Chief Investment Officer of OppenheimerFunds, Inc. where he was employed from 2000 to 2009.  Mr. Wolfgruber was responsible for the oversight of sales, marketing, trading, risk management and the investment process of ten investment teams which, together, managed over $200 billion across domestic and international asset classes.  Mr. Wolfgruber has been involved in investment management for over 35 years with previous experience as a research analyst, portfolio manager and team and business leader at JP Morgan Investment Management from 1974 to 2000.  He is a Chartered Financial Analyst.

The Trust has concluded that Mr. Zurack should serve as a Trustee because of the experience he has gained serving in various leadership roles in the equity derivatives groups of a large financial institution, his experience in teaching equity derivatives at the graduate level, as well as his knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Set forth below are the names, years of birth, positions with the Trust, lengths and term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, and James J. Baker is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, the address of Eric Kleinschmidt is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and the address of LuAnne Garvey is Cipperman Compliance Services, 480 E. Swedesford Road, Suite 300, Wayne, PA 19087.

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OFFICERS

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009), President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; and Exchange Listed Funds Trust, 2012 to present — President.

Richard Hogan (1963)	Secretary	Since 2011
Exchange Traded Concepts, LLC, 2011 to present — Director; Private Investor — 2003 to present; Exchange Listed Funds Trust, 2012 to present — Trustee and Secretary; Peconic Land Trust, 2012 to present — Board Member; Yorkville ETF Advisors, 2011 to 2016 — Managing Member.

James J. Baker Jr. (1951)	Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011 to present — Managing Partner; Yorkville ETF Advisors, 2012 to 2016 — Managing Partner; Goldman Sachs, 2000 to 2011 — Vice President.
Eric Kleinschmidt (1968)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present, Manager, Fund Accounting 1999 to 2004.
LuAnne Garvey (1958)	Chief Compliance Officer	Since 2015	Cipperman Compliance Services, LLC, 2014 to present — Compliance Director; Foreside Financial Group 2012 to 2013 — Compliance Manager; BNY Mellon Distributors, 2010 to April 2012 — Compliance Manager.

COMPENSATION OF THE TRUSTEES AND OFFICERS

The following table sets forth the fees paid to the Trustees for the fiscal year ended November 30, 2016.  Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.
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Name	Aggregate Compensation[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex,2
Interested Trustee
Stevens	$0	n/a	n/a	$0 for service on (1) board
Independent Trustees
Jacoby	$49,500.00	n/a	n/a	$99,000.00 for service on (2) boards
Wolfgruber	$44,500.00	n/a	n/a	$89,000.00 for service on (2) boards
Mahle	$44,500.00	n/a	n/a	$89,000.00 for service on (2) boards
Zurack	$46,500.00	n/a	n/a	$46,500.00 for service on (1) board

[1]
For the fiscal year ended November 30, 2016, as compensation for service on the Trust’s Board, the Trustees were entitled to receive a $35,000 annual base fee, as well as a $2,500 fee for each in-person meeting and a $1,000 fee for each telephonic meeting. In addition, Mr. Jacoby received a $5,000 annual fee for his service as Audit Committee chair.

[2]
For the fiscal year ended November 30, 2016, for their service on the Board of Trustees of Exchange Listed Funds Trust in the Fund Complex, Mr. Jacoby, Mr. Wolfgruber and Mr. Mahle were each entitled to receive a $35,000 annual base fee, as well as a $2,500 for each in-person meeting (or, if both Trusts meet, $4,000 per day, whichever is lower) and a $1,000 fee for each telephonic meeting. In addition, Mr. Jacoby received $5,000 annual fee for his service as Audit Committee chair.

BOARD COMMITTEES

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust.  The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters.  The Audit Committee meets periodically, as necessary, and met seven (7) times in the most recently completed fiscal year.
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Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee that is composed of each of the independent Trustees of the Trust.  The Governance and Nominating Committee operates under a written charter approved by the Board.  The principal responsibility of the Governance and Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any.  The Governance and Nominating Committee generally will not consider nominees recommended by shareholders.  The Governance and Nominating Committee meets periodically, as necessary, and met one (1) time during the most recently completed fiscal year.

Fair Value Committee. In addition to the Board’s standing committees described above, the Board also has established a Fair Value Committee that is composed of certain officers of the Trust and representatives from the Adviser and the Trust’s administrator. The Fair Value Committee operates under procedures approved by the Board.  The Fair Value Committee is responsible for the valuation of any portfolio investments for which market quotations or prices are not readily available.  The Fair Value Committee meets periodically, as necessary.

OWNERSHIP OF FUND SHARES

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).  As of the date of this SAI, the Trustees and officers own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Fund Shares (Owned in All Funds in the Fund Complex)[1]
Interested Trustee
J. Garrett Stevens	None	None
Independent Trustees
Timothy J. Jacoby	None	None
David M. Mahle	None	None
Kurt Wolfgruber	None	None
Mark A. Zurack	None	None

[1]	Valuation date is December 31, 2016.
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CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and SEI Investments Distribution Co. (the “Distributor”) have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Adviser. Proxies for the portfolio securities are voted in accordance with the Adviser’s proxy voting guidelines, which are set forth in Exhibit A to this SAI.  Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available: (1) without charge by calling 1-855-545-FLAG; (2) on the Funds’ website at www.flagetf.com; and (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser.  Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, serves as the investment adviser to the Fund.  The Adviser is majority owned by Cottonwood ETF Holdings LLC.

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Fund.  Under the Advisory Agreement, the Adviser provides investment advice to the Fund primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of securities of the Sub-Adviser and regular review of the Sub-Adviser’s performance.  The Adviser arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.  The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.  For the services the Adviser provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% on the average daily net assets of the Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust.  As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.
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The Trust and the Adviser have obtained exemptive relief, In the Matter of Exchange Traded Concepts Trust, et al., Investment Company Act Release Nos. 31453 (February 10, 2015) (Notice) and 31502 (March 10, 2015) (the “Order”), pursuant to which the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services, subject to the conditions of the Order. Shareholders will be notified of any sub-adviser changes.

For the fiscal years ended November 30, 2014, November 30, 2015, and November 30, 2016, the Fund paid the Adviser $101,057, $120,440 and $92,736, respectively, in advisory fees.

Sub-Adviser.  The Adviser has retained Vident Investment Advisory, LLC , 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076, to serve as sub-adviser to the Fund. The Sub-Adviser is a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Andrew T. Schmuhl and Vince L. Birley serve as the trustees of the Vident Investors’ Oversight Trust. Under a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”) the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund and selecting broker dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board of Trustees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portion of its fee, which is calculated daily and paid monthly, equal to 0.05% of the average daily net assets of the Fund, subject to a $15,000 annual minimum fee.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement also may be terminated by the Adviser upon sixty (60) days’ written notice to the Sub-Adviser and by the Sub-Adviser upon sixty (60) day’s written notice to the Adviser and the Board. As used in the Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

For the fiscal year ended November 30, 2014, the Adviser paid Index Management Solutions, LLC (“IMS”) $10,000, in sub-advisory fees.  During the fiscal year ended November 30, 2015, the Adviser paid Penserra Capital Management LLC $1,236.56 in sub-advisory fees and the Sub-Adviser $1,222.22, respectively, in sub-advisory fees.  For the fiscal year ended November 30, 2016, the Adviser paid the Sub-Adviser $15,013.58 in sub-advisory fees.

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THE PORTFOLIO MANAGER

This section includes information about the Fund’s portfolio manager(s), including information about other accounts managed, the dollar range of Shares owned and compensation.

Compensation

Denise M. Krisko (the “Portfolio Manager”) serves as portfolio manager of the Fund. This section includes information about the Portfolio Manager, including information about other accounts the Portfolio Manager manages and the Portfolio Manager’s compensation.

Portfolio Manager Compensation. The Portfolio Manager is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Adviser. The Portfolio Manager receives a base salary and is eligible to earn discretionary bonuses from time to time.  The availability and amount of any bonus will be based on factors such as the Sub-Adviser’s profitability, the Portfolio Manager’s individual performance and team contribution.

Fund Shares Owned by Portfolio Manager.  The Fund is required to show the dollar range of each Portfolio Manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.  As of the date of this SAI, the Portfolio Manager did not beneficially own shares of the Fund.

Accounts Managed by Portfolio Manager.  In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Denise M. Krisko	18	$1,986	1	$13	0	$0

*	Information provided as of November 30, 2016. None of the accounts managed by Ms. Krisko are subject to performance-based advisory fees.

Conflicts of Interest

The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the Portfolio Manager’s other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the Portfolio Manager are fairly and equitably allocated.

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THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), and an affiliate of the Administrator (as defined below under “The Administrator”), are parties to an amended and restated distribution agreement dated November 10, 2011 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the Shares of the Fund.  Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.  The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of the Shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter.  The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of the Fund’s outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

The Distributor may also provide trade order processing services pursuant to a services agreement.

Distribution Plan.  The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.  No payments pursuant to the Plan will be made during the twelve (12) month period from the date of the Fund’s Prospectus and this SAI.  Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”).  The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees.  The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase.  All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

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The Plan provides that Shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance.  The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries.  The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.  SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator.  SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other exchange-traded funds and mutual funds.
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The Trust and the Administrator have entered into an amended and restated administration agreement dated November 10, 2011 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.  Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

For its services under the Administration Agreement, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee.

THE CUSTODIAN

Brown Brothers Harriman & Co. (the “Custodian”), 50 Post Office Square, Boston, MA 02109, serves as the custodian of the Fund pursuant to a custodian agreement with the Trust. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

THE TRANSFER AGENT

Brown Brothers Harriman & Co. (the “Transfer Agent”), 50 Post Office Square, Boston, MA 02109, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ending November 30, 2017, Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the In-Kind Creation Basket and the In-Kind Redemption Basket, is publicly disseminated daily prior to the opening of the Exchange via the NSCC.
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DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund.  Each share of a fund represents an equal proportionate interest in that fund with each other share.  Shares are entitled upon liquidation to a pro rata share in the net assets of the fund.  Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares.  All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.  The Fund’s Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter.  As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders.  Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.  Upon the written request of shareholders owning at least 10% of the Trust's shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee.  The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.  Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
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BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable.  The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution.  Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances.  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

The Sub-Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Sub-Adviser does not “pay up” for the value of any such proprietary research.  Section 28(e) of the 1934 Act permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer.  The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research.  Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

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The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.  The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

For the fiscal years ended November 30, 2014, November 30, 2015, and November 30, 2016, the Fund paid $5,072, $17,319, and $12,633 respectively, in aggregate brokerage commission on portfolio transactions.

Directed Brokerage.  For the fiscal year ended November 30, 2016, the Fund paid $1,186.59 in commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Sub-Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
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For the fiscal years ended November 30, 2014, November 30, 2015, and November 30, 2016, the Fund paid did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealer.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year.  “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio  transactions;  (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

During the fiscal year ended November 30, 2016, the Fund did not hold any securities of its “regular brokers and dealers.”

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses.  The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

For the fiscal years ended November 30, 2015 and November 30, 2016, the Fund’s portfolio turnover rate was 112% and 79%, respectively, of the average value of its portfolio.  The variation in the Fund’s portfolio turnover rates over the two most recently completed fiscal years is a result of changes to the Fund’s index, investment objective, and principal investment strategies, which changes were implemented during the fiscal year ended November 30, 2015.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC's Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
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Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.  The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede &Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund's Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of March 1, 2017, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of  the Fund is set forth in the table below. To the knowledge of the Trust’s management, as of the date of this SAI, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares.

Participant Name and Address	Percentage of Ownership
NFS LLC 200 Seaport Boulevard Mail Zone L10C Boston, MA 02210	22.78%
CHS SCHWAB 211 Main Street San Francisco, CA 94105	16.05%
KCG 300 Vesey Street New York, NY 10282	12.51%
TD AMERITRADE 200 South 108th Avenue Omaha, NE 68154	7.12%
FOLIO INVESTMENTS 8180 Greensboro Drive 8th Floor Mclean, VA 22102	6.74%

PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS

The Trust issues and sells Shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day that is not a Creation Black-Out Day (as later described herein), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund's Shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business. Purchases of Creation Units may be subject to Creation Transaction Fees (“Creation Transaction Fees”) (as later described herein), and redemptions of Creation Units may be subject to redemption fees (“Redemption Transaction Fees”).

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any or all of the Deposit Securities. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the relevant Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

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The Fund, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s Index.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket or to reject subscriptions of Creation Units in anticipation of or implementation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the Fund or resulting from certain corporate actions.

CASH PURCHASE METHOD. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

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PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes.  The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement no later than the time the Fund prices its Shares (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time  and the federal funds in the appropriate amount are deposited by 2:00 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.  The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non-Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the Creation Transaction Fee from time to time based upon actual experience. An additional charge of up to five (5) times the fixed transaction fee may be imposed for cash purchases, non-standard orders, or partial cash purchases for the Fund. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

The standard Creation Transaction Fee for the Fund is $1,600.

RISKS OF PURCHASING CREATION UNITS.  There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund's Shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(c) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

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With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEES. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed Redemption Transaction Fee regardless of the number of Creation Units created in the transaction, as set forth in the Fund’s Prospectus. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. An additional charge of up to five (5) times the fixed transaction fee may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) for the Fund. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that would otherwise be borne by the Trust in connection with the redemption of a Creation Unit, which the Transaction Fee is designed to cover.

The standard Redemption Transaction Fee for the Fund is $1,600.
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PROCEDURES FOR REDEMPTION OF CREATION UNITS. The Clearing Process is only available for in-kind redemptions and will not be used for cash redemptions.  To the extent redemptions are effected in-kind, orders to redeem Creation Units through the Clearing Process must be submitted in proper form to the Transfer Agent by the Cut-Off Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by 2:00 p.m., Eastern time, on the Business Day following the Order Placement Date and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor by the Cut-Off Time. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth above, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth above and by the Cut-Off Time. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES.  In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form.  If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.
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If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).  The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.  Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares of the Fund, or to purchase or sell Shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists, as determined by the SEC, as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Administrator and determined at the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

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In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.  The Sub-Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Fair Value Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Fair Value Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund’s index provider). In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index.  This may result in a difference between the Fund’s performance and the performance of the Fund’s Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid the imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
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Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus.  No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status.  The Fund will seek to qualify and elect to be treated as a RIC under the Internal Revenue Code.  Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment company taxable income for such year (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends paid deduction,  and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Fund itself generally will not be subject to federal income taxes to the extent the Fund’s income, including the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses), is distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).
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If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time.  In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers).  If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.  If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
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Notwithstanding the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed taxable income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed.  The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of Shareholders.  The Fund intends to distribute substantially all its net investment income monthly and net realized capital gains to shareholders annually. The distribution of net taxable investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or reinvests them in additional shares. Long-term capital gains are generally taxed to non-corporate shareholders at maximum rates currently set at 20% (lower rates apply to individuals in lower tax brackets).  All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%.  In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Non-corporate shareholders will only be eligible for the rates of up to 20% on the Fund’s qualified dividend income distributions if the shareholders also meet certain holding period requirements with respect to their Shares in the Fund.
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Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Internal Revenue Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund.  In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund Shares.  Dividends from the Fund that are attributable to dividends the Fund receives from REITs are not eligible for the dividends-received deduction.  The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions reported to Fund shareholders as capital gain dividends will be taxable as long-term capital gains, regardless of how long each shareholder has owned the shares.  Long-term capital gains are taxed to noncorporate shareholders at rates of up to 20%.  Distributions of net short-term capital gains will generally be taxable to shareholders as ordinary income.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to Fund shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.  For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders.  A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold.  After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
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The Fund’s shareholders will be notified annually by the Fund (or its administrative agent) as to the federal tax status of all distributions made by the Fund.  Distributions may be subject to state and local taxes.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.”  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.  For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of Shares of the Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held Fund Shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

A sale of Shares or redemption of Creation Units in the Fund may give rise to a gain or loss. Due to the ability of the Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund, the Fund may be required to execute additional sale or exchange transactions of Shares which may increase the taxable income of the Fund and limit the efficiency of the Fund. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the Shares have been held for more than 12 months, and short-term capital gain or loss if the Shares are held for one year or less.  Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the Shares (including any amounts credited to the shareholder as undistributed capital gains).  All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if substantially identical Shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code.  The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares.  Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
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An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that an Authorized Participant may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.  Any loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Taxation of Fund Investments.  Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.  The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.
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The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits.  Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction.  If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Backup Withholding.  The Fund will be required in certain cases to withhold (as “backup withholding”) at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.  Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
49

Foreign Shareholders.  Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income.  Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year.  The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund.  Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.  Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain Capital Gain Dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or their agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard. A Beneficial Owner of Shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
50

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues.  The Fund may be subject to tax or taxes in certain states where the Fund does business.  Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of federal, state, local and foreign taxes.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended November 30, 2016, including notes to financial statements thereto and the reports of Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, are incorporated by reference into this SAI.

IDS-SX-001-0600
51

EXHIBIT A

EXCHANGE TRADED CONCEPTS, LLC

PROXY VOTING POLICY AND PROCEDURES

Introduction

Exchange Traded Concepts, LLC (“ETC”) recognizes that proxies for companies whose securities are held in client portfolios have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected clients.  Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

Proxy Voting Policies

Proxy voting will be conducted by either ETC or the sub-advisers.1  To the extent that ETC is responsible for proxy voting, ETC has engaged Institutional Shareholder Services (“ISS”), to provide research on proxy matters and voting recommendations, and to cast votes on behalf of ETC. ISS executes and maintains appropriate records related to the proxy voting process, and ETC has access to those records.  ETC maintains records of differences, if any, between this Policy and the actual votes cast. ETC may, in the future, decide to engage a different proxy advisory firm.

ETC has reviewed ISS’s voting guidelines and has determined that those guidelines provide guidance in the best interest of ETC’s clients.  This Policy and ISS’s proxy voting guidelines will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

There may be times when ETC believes that the best interests of the client will be better served if ETC votes a proxy counter to ISS’s guidelines pertaining to the matter to be voted upon. In those cases, ETC will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After considering this information and, as necessary, discussing the issue with other relevant parties, ETC will determine how to vote on the issue in a manner which ETC believes is consistent with this Policy and in the best interests of the client.

Each sub-adviser’s proxy voting policies and procedures have been approved by the Trusts’ Board of Trustees and when a sub-adviser has been delegated authority to vote a proxy, it will vote such proxy in accordance with the approved proxy voting policies and procedures.

In addition, the sub-advisers may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to the sub-advisers’ established guidelines.   ETC has deemed in the best interest of clients to permit a sub-adviser the authority to cast proxy votes in accordance with the proxy voting policies submitted by that firm and approved by the Trusts’ Board of Trustees. The sub-adviser must promptly notify ETC of any proxy votes that are not voted consistently with the guidelines set forth in its policy.

[1]
As of the date of the last revision to this Policy, ETC’s only clients are the series (or portfolios) of Exchange Traded Concepts Trust, Exchange Listed Funds Trust, and ETF Series Solutions (the “Trusts”) for which ETC serves as investment adviser. ETC has engaged one or more sub-advisers for such series.  For some series, ETC is responsible for voting proxies and, for the remaining series, a sub-adviser is responsible for proxy voting.

Conflict of Interest Identification and Resolution

Although ETC does not believe that conflicts of interest will generally arise in connection with its proxy voting policies, ETC seeks to minimize the potential for conflict by utilizing the services of ISS to provide voting recommendations that are consistent with relevant regulatory requirements. Occasions may arise during the analysis and voting process in which the best financial interests of clients might conflict with the interests of ISS.  ISS has developed a “separation wall” as security between its proxy recommendation service and the other services it and its affiliated companies provide to clients who may also be a portfolio company for which proxies are solicited.

In resolving a conflict, ETC may decide to take one of the following courses of action:  (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) ETC may vote the proxy or engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that adequately addresses the potential for conflict.   Employees are required to report to the CCO any attempted or actual improper influence regarding proxy voting.

ETC will provide clients a copy of the complete Policy.  ETC will also provide to clients, upon request, information on how their securities were voted.

Proxy Voting Operational Procedures

Reconciliation Process

Each account’s custodian provides holdings to ISS on a daily basis.  Proxy materials are sent to ISS, which verifies that materials for future shareholder meetings are received for each record date position.  ISS researches and resolves situations where expected proxy materials have not been received.  ISS also notifies ETC of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through the ISS automated system or when a custodian bank notifies ISS of its existence.   As a general rule, ETC votes all proxies that it is entitled to vote that are identified within the solicitation period.  ETC may apply a cost-benefit analysis to determine whether to vote a proxy.  For example, if ETC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” ETC generally abstains from voting that proxy.

Although not necessarily an exhaustive list, other instances in which ETC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to an account’s participation in a securities lending program and the cost-benefit ETC analysis indicates that the cost to recall the security outweighs the benefit; (2) instances when proxy materials are not delivered or are delivered in a manner that does not provide ETC sufficient time to analyze the proxy and make an informed decision by the voting deadline; and (3) occasions when required local-market documentation cannot be filed and approved prior to the proxy voting deadline.

Proxy Oversight Procedures

In order to fulfill its oversight responsibilities related to the use of a proxy advisory firm, ETC will conduct a due diligence review of ISS annually and requests, at a minimum, the following information:

♦	ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest
♦	ISS’ Regulatory Code of Ethics
♦	The most recent SSAE 16 report of ISS controls conducted by an independent auditor
1.	(if available)

♦	ISS’ Form ADV Part 2 to determine whether ISS disclosed any new potential conflicts of interest

On a quarterly basis, ETC will request from ISS a certification indicating that all proxies were voted and voted in accordance with pre-determined guidelines and a summary of any material changes to the firm’s policies and procedures designed to address conflicts of interest.   In addition, a Proxy Voting Record Report is reviewed by ETC on a periodic basis.  The Proxy Voting Record Report includes all proxies that were voted during a period of time.

In order to fulfill its oversight responsibilities when a sub-adviser is responsible for voting proxies, ETC will request a certification of compliance and completion and review the sub-advisers’ Proxy Voting Record Report on a periodic basis.

Maintenance of Proxy Voting Records

The following records are maintained for a period of five years, with records being maintained for the first two years on site:

○	These policy and procedures, and any amendments thereto;
○	Each proxy statement (the majority of which are maintained on a third-party automated system);
○	Record of each vote cast;
○	Documentation, if any, created by ETC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
○	Various reports related to the above procedures; and
○	Each written client request for information and a copy of any written response by ETC to a client’s written or oral request for information.

STATEMENT OF ADDITIONAL INFORMATION

Hull Tactical US ETF
Ticker Symbol: HTUS

a series of EXCHANGE TRADED CONCEPTS TRUST (the “Trust”)

Principal Listing Exchange for the Fund: NYSE Arca, Inc.
(the “NYSE Arca” or the “Exchange”)

Investment Adviser:
Exchange Traded Concepts, LLC

Investment Sub-Adviser:
HTAA, LLC

Trading Sub-Adviser:
Vident Investment Advisory, LLC

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus, dated March 30, 2017, as may be revised from time to time, which incorporates this SAI by reference. Capitalized terms not defined herein are defined in the Prospectus.  The Fund’s audited financial statements for the fiscal period ended November 30, 2016, including notes thereto and the report of Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, are contained in the 2016 Annual Report and incorporated by reference into this SAI.  A copy of the Fund’s Annual or Semi-Annual Report or the Prospectus may be obtained without charge, by writing the Fund’s distributor, SEI Investments Distribution Co. at One Freedom Valley Drive, Oaks, PA 19456, by visiting the Fund’s website at www.hulltacticalfunds.com, or by calling 1-844-485-5383.

The date of this SAI is March 30, 2017

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	1
INVESTMENT RESTRICTIONS	14
CONTINUOUS OFFERING	16
EXCHANGE LISTING AND TRADING	17
PORTFOLIO TRANSACTIONS AND BROKERAGE	17
MANAGEMENT OF THE TRUST	19
CODES OF ETHICS	28
PROXY VOTING	28
INVESTMENT ADVISORY AND OTHER SERVICES	28
PORTFOLIO MANAGERS	30
THE DISTRIBUTOR	31
THE ADMINISTRATOR	32
THE CUSTODIAN	33
THE TRANSFER AGENT	33
LEGAL COUNSEL	33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
BOOK ENTRY ONLY SYSTEM	33
CREATION AND REDEMPTION OF CREATION UNITS	34
DETERMINATION OF NET ASSET VALUE	41
DIVIDENDS, DISTRIBUTIONS, AND TAXES	41
OTHER INFORMATION	51
FINANCIAL STATEMENTS	52
APPENDIX A	A-1
APPENDIX B	B-1

i

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates to the Hull Tactical US ETF (the “Fund”).  The Trust was organized as a Delaware statutory trust on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Each share issued by the Fund has a pro rata interest in the assets of the Fund.  Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (“Board”) with respect to the Fund, and in the net distributable assets of the Fund on liquidation. All payments received by the Trust for shares of the Fund belong to the Fund.  The Fund has its own assets and liabilities.

The shares of the Fund, as described in the Fund’s Prospectus, trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) per share of the Fund.

The Fund offers and issues shares at NAV in aggregated lots of at least 25,000 (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of individual securities (the “Deposit Securities”) and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for the Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser to the Fund, which is a diversified open-end management investment company. The Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Fund’s Prospectus, which should be read together with this SAI. The investment objective of the Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund’s outstanding shares.

The day-to-day portfolio management of the Fund is provided by HTAA, LLC (the “Investment Sub-Adviser”) and is subject to the oversight of the Adviser and the Board.  Vident Investment Advisory, LLC (the “Trading Sub-Adviser”) is responsible for trading portfolio securities on behalf of the Fund, subject to the supervision of the Investment Sub-Adviser, the Adviser and the Board (the Investment Sub-Adviser and the Trading Sub-Adviser are collectively referred to as the “Sub-Advisers”).

The Investment Sub-Adviser selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction.  As described more fully in the Fund’s prospectus, the Fund seeks to achieve its investment objective by taking long and short positions in underlying exchange-traded funds (“Underlying ETFs”).  Through its positions in Underlying ETFs, the Fund will be subject to the risks associated with such vehicles and its underlying investments.

The investment techniques and instruments described below and in the Fund’s Prospectus may, consistent with the Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Adviser or the Investment Sub-Adviser, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of its portfolio to best meet its investment objective. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Borrowing

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes.  Borrowing for investment purposes is one form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  The Fund may use leverage during periods when the Investment Sub-Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.  As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities the Investment Sub-Adviser deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Cyber Security

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks.  Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches.  Cyber attacks affecting the Fund or the Adviser, Sub-Advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund.  For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage.  The Fund may also incur additional costs for cyber security risk management purposes.  Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Equity Securities

The Underlying ETFs in which the Fund invests may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.  An Underlying ETF may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest, indirectly through Underlying ETFs, in the types of equity securities described below:

•
Common Stock.  Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•
Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•
Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•
Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•
Master Limited Partnerships (“MLPs”).  MLPs are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

•
Rights.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  An investment in rights may entail greater risks than certain other types of investments.  Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Futures and Options Transactions

Futures and Options on Futures.  The Fund may engage in futures transactions.  Underlying ETFs may engage in futures and options transactions.    Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). Underlying ETFs in which the Fund may invest may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund invests in futures or in Underlying ETFs that invest in futures, options on futures or other instruments subject to regulation by the CFTC, it will do so in reliance upon and in accordance with CFTC Rule 4.5. The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5. Therefore, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, neither the Adviser nor the Investment Sub-Adviser is deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund.

The Fund and Underlying ETFs may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Fund or an Underlying ETF purchases or sells a futures contract, or sells an option thereon, it is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund or Underlying ETF may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund or an Underlying ETF continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund or Underlying ETF may undertake and on the potential increase in the speculative character of the Fund or the Underlying ETF’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

An Underlying ETF may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund or an Underlying ETF will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund or an Underlying ETF may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund or the Underlying ETF may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Underlying ETF may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Underlying ETF will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Underlying ETF may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Underlying ETF may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Underlying ETF will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Underlying ETF may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund and an Underlying ETF’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on an investment adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce an Underlying ETF’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. Underlying ETFs in which the Fund may invest may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds an American-style call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets designated on the Fund’s records or placed in a segregated account with the Fund’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by an Underlying ETF will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Underlying ETF’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

An Underlying ETF may trade put and call options on securities, securities indices and currencies, as the Underlying ETF’s investment adviser determines is appropriate in seeking the Underlying ETF’s investment objective, and except as restricted by the Underlying ETF’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, an Underlying ETF may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If an Underlying ETF is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

An Underlying ETF may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. An Underlying ETF purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Underlying ETF, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

An Underlying ETF may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Underlying ETF writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Underlying ETF will realize as profit the premium received for such option. When a call option of which the Underlying ETF is the writer is exercised, the Underlying ETF will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Underlying ETF is the writer is exercised, the Underlying ETF will be required to purchase the underlying securities at a price in excess of the market value of such securities.

An Underlying ETF may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities

While the Fund does not anticipate doing so, the Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act, as long as the Fund does not invest more than 15% of its net assets in illiquid securities.  If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Investment Sub-Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investments in Other Investment Companies, including Underlying ETFs

The Fund will invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund.  The Trust has entered into agreements with several unaffiliated Underlying ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those Underlying ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  In addition the Fund may rely on exemptions available under the 1940 Act or the rules thereunder to invest in excess of the limits stated above.

When the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The Fund will invest in Underlying ETFs that are index-based, which hold substantially all of their assets in securities representing a specific index.  The main risk of investing in index-based investments is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund also may invest in Underlying ETFs that are actively managed.

Pooled Investment Vehicles

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Certain pooled vehicles may be exchange-traded products (“ETPs”) that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses.  The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  For the fiscal period ended November 30, 2015 and the fiscal year ended November 30, 2016, the Fund’s portfolio turnover rate was 465% and 5091%, respectively, of the average value of its portfolio.  The variation in the Fund’s portfolio turnover rates over the two most recently completed fiscal years is a result of the active investment strategy that the Fund uses to seek to meet its investment objective.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Investment Sub-Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Investment Sub-Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Short Sales

The Fund intends to engage regularly in short sales transactions in which the Fund sells a security it does not own such as an Underlying ETF. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

The Underlying ETFs in which the Fund may invest may enter into swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps. An Underlying ETF may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Underlying ETF will calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Underlying ETF’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

An Underlying ETF’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Underlying ETF’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  An Underlying ETF bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

An Underlying ETF may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Underlying ETF the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Underlying ETF will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying ETF on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Underlying ETF receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.  Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Underlying ETF will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Underlying ETF is contractually obligated to make.  If a swap counterparty defaults, the Underlying ETF’s risk of loss consists of the net amount of payments the Underlying ETF is contractually entitled to receive, if any. The net amount of the excess, if any, of the Underlying ETF’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a custodian.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship.  Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

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U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of shares.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.  Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds.  Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Fund

The investment limitations listed below are fundamental policies of the Fund, and cannot be changed with respect to the Fund without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund may not:

1.
Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

2.
Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

3.
(i) With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

4.
Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies.

5.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.
Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act  in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies

In addition to the investment objectives of the Fund, the investment limitations listed below are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.

1.	The Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.
The Fund will not, under normal circumstances, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities and instruments issued by or economically tied to U.S. issuers.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.  The Fund’s current investment policy on lending is as follows:  the Fund may not make loans except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.  The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Commodities.  The Fund will not purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with SIDCO (the “Distributor”), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus.  The discussion below supplements, and should be read in conjunction with, the Fund’s Prospectus.

Shares of the Fund are listed and traded on the Exchange. The shares of the Fund trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Trading Sub-Adviser from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Trading Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases, exact dollar values for those services are not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Trading Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Trading Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Trading Sub-Adviser uses several brokerage firms for execution services who specialize in index management as well as agency and principal trading. To the extent that the Trading Sub-Adviser engages in brokerage transactions with a broker-dealer that is an affiliated person, it will do so in accordance with applicable law.  The Trading Sub-Adviser’s use of an affiliated broker-dealer creates a potential conflict of interest to favor an affiliate. The Trading Sub-Adviser’s brokerage allocation process and best execution reviews seek to identify and address potential conflicts of interest.

Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances.  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Trading Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Section 28(e) of the 1934 Act permits the Trading Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer.  The Trading Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research.  Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Trading Sub-Adviser, but only if the Trading Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Trading Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Trading Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Trading Sub-Adviser’s expenses to the extent that the Trading Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Trading Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Trading Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Trading Sub-Adviser, effectively cross subsidizing the other accounts managed by the Trading Sub-Adviser that benefit directly from the product. The Trading Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

Neither the Adviser nor the Trading Sub-Adviser currently uses the Fund’s assets for, or participates in, any third party soft dollar arrangements, although they may do so in the future. However, they may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Adviser and the Trading Sub-Adviser do not “pay up” for the value of any such proprietary research.

The Trading Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Trading Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Trading Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.  The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

For the fiscal period June 24, 2015 (commencement of operations) through November 30, 2015, and for the fiscal year ended November 30, 2016, the Fund paid $2,048 and $0, respectively, in aggregate brokerage commission on portfolio transactions.

Directed Brokerage.  For the fiscal year ended November 30, 2016, the Fund did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Trading Sub-Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Investment Sub-Adviser, the Trading Sub-Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those members who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.  For the fiscal period June 24, 2015 (commencement of operations) through November 30, 2015, and for the fiscal year ended November 30, 2016, the Fund did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealers.”  The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares.

During the fiscal period ended November 30, 2016, the Fund did not hold any securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund, are overseen by the Board.  The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most exchange-traded funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Investment Sub-Adviser, the Trading Sub-Adviser, the Distributor and administrator, SEI Investments Global Funds Services (the “Administrator”).  The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  The service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Investment Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund.  Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Investment Sub-Adviser, Trading Sub-Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management.  The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser, the Investment Sub-Adviser and Trading Sub-Adviser and receives information about those services at its regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the advisory and sub-advisory agreements with the Adviser and the Sub-Advisers, the Board meets with the Adviser and Sub-Advisers to review such services.  Among other things, the Board regularly considers the Adviser’s and Sub-Advisers’ adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.  The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, Top 10 portfolio holdings.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments.  At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Advisers.  The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.  The Board has also established a Fair Value Committee that is responsible for implementing the Trust’s Fair Value Procedures and providing reports to the Board concerning investments for which market quotations are not readily available.  Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Adviser, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.  As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board.  There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “independent Trustees”).   J. Garrett Stevens, the sole interested Trustee, serves as Chairman of the Board.  The Trust does not have a lead independent trustee.  The Board is comprised of a super-majority (i.e., 67 percent or more) of independent Trustees.  The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust.  The Trust made this determination in consideration of, among other things, the fact that the independent Trustees of the Fund constitute a super-majority of the Board, the number of independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance and Nominating Committee (as described below).  The Audit Committee and Governance and Nominating Committee are chaired by an independent Trustee and composed of independent Trustees.

Set forth below are the names, years of birth, positions with the Trust, lengths of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust.  The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustee
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; Exchange Listed Funds Trust, 2012 to present — President.	9	ETF Series Solutions (2012 to 2014) — Trustee
Independent Trustees
Timothy J. Jacoby (1952)	Trustee	Since 2014	Deloitte & Touche LLP, 2000 to 2014–Senior Partner; Longy School of Music of Bard College, 2010 to present — Board of Governors Member; First Parish in Concord, 2011 to present — Trustees of Parish Donations of First Parish in Concord/Chair.	13	Exchange Listed Funds Trust (4) — Trustee; Source ETF Trust, 2014 to 2015 — Trustee; Edward Jones Money Market Fund - Trustee

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
David M. Mahle (1944)	Trustee	Since 2011	Jones Day, 2012 to present — Consultant; Jones Day, 2008 to 2011 — Of Counsel; Jones Day, 1988 to 2008 — Partner; Simplon Investments, 2012 to present — Director; Tuxedo Club, 2014 to present — Governor.	13	Exchange Listed Funds Trust (4) — Trustee; Source ETF Trust, 2014 to 2015 — Trustee
Kurt Wolfgruber (1950)	Trustee	Since 2012	Amherst Asset Management, 2010 to present — Independent Advisor; Oppenheimer Funds, Inc., 2007 to 2009 — President.	13	New Mountain Finance Corp. — Director; Exchange Listed Funds Trust (4) — Trustee; Source ETF Trust, 2014 to 2015 — Trustee
Mark Zurack (1957)	Trustee	Since 2011	Columbia Business School, 2002 to present — Professor.	9	AQR Funds (46) — Trustee; Source ETF Trust, 2014 to 2015 — Trustee

(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Stevens should serve as Trustee because of the experience he gained in his roles with registered broker-dealer and investment management firms, as Chief Executive Officer of the Adviser, his experience in and knowledge of the financial services industry, and the experience he has gained as serving as Trustee of the Trust since 2009.

The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Until his retirement in 2014, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds.  Prior to that, Mr. Jacoby held various senior positions at financial services firms.  Additionally, he served as a partner at Ernst & Young LLP.  Mr. Jacoby is a Certified Public Accountant.

The Trust has concluded that Mr. Mahle should serve as Trustee because of the experience he has gained as an attorney in the investment management industry of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge and experience in investment management law and the financial services industry. Mr.Mahle is also a professor of law at Fordham Law School, where he lectures on investment companies and investment adviser regulations.

The Trust has concluded that Mr. Wolfgruber should serve as a Trustee because of his experience as President and Chief Investment Officer of OppenheimerFunds, Inc. where he was employed from 2000 to 2009.  Mr. Wolfgruber was responsible for the oversight of sales, marketing, trading, risk management and the investment process of ten investment teams which, together, managed over $200 billion across domestic and international asset classes. Mr. Wolfgruber has been involved in investment management for over 35 years with previous experience as a research analyst, portfolio manager and team and business leader at JP Morgan Investment Management from 1974 to 2000.  He is a Chartered Financial Analyst.

The Trust has concluded that Mr. Zurack should serve as a Trustee because of the experience he has gained serving in various leadership roles in the equity derivatives groups of a large financial institution, his experience in teaching equity derivatives at the graduate level, as well as his knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Set forth below are the names, years of birth, positions with the Trust, lengths and term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, and James J. Baker is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, the address of Eric Kleinschmidt is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and the address of LuAnne Garvey is Cipperman Compliance Services, 480 E. Swedesford Road, Suite 300, Wayne, PA 19087.

OFFICERS

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009), President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; and Exchange Listed Funds Trust, 2012 to present — President.

Richard Hogan (1963)	Secretary	Since 2011
Exchange Traded Concepts, LLC, 2011 to present — Director; Private Investor — 2003 to present; Exchange Listed Funds Trust, 2012 to present — Trustee and Secretary; Peconic Land Trust, 2012 to present — Board Member; Yorkville ETF Advisors, 2011 to 2016 — Managing Member.

James J. Baker Jr. (1951)	Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011 to present — Managing Partner; Yorkville ETF Advisors, 2012 to 2016 — Managing Partner; Goldman Sachs, 2000 to 2011 — Vice President.
Eric Kleinschmidt (1968)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present, Manager, Fund Accounting 1999 to 2004.
LuAnne Garvey (1958)	Chief Compliance Officer	Since 2015	Cipperman Compliance Services, LLC, 2014 to present — Compliance Director; Foreside Financial Group 2012 to 2013 — Compliance Manager; BNY Mellon Distributors, 2010 to April 2012 — Compliance Manager.

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust.  The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. The Audit Committee meets periodically, as necessary, and met seven (7) times during the most recently completed fiscal year.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee that is composed of each of the independent Trustees of the Trust.  The Governance and Nominating Committee operates under a written charter approved by the Board.  The principal responsibility of the Governance and Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any.  The Governance and Nominating Committee generally will not consider nominees recommended by shareholders. The Governance and Nominating Committee meets periodically, as necessary, and met one (1) time during the most recently completed fiscal year.

Fair Value Committee. In addition to the Board’s standing committees described above, the Board also has established a Fair Value Committee that is composed of certain officers of the Trust and representatives from the Adviser and the Trust’s administrator. The Fair Value Committee operates under procedures approved by the Board.  The Fair Value Committee is responsible for the valuation of any portfolio investments for which market quotations or prices are not readily available.  The Fair Value Committee meets periodically, as necessary.

Fund Shares Owned by Board Members. The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Fund Shares (Owned in All Funds in the Fund Complex)[1]
Interested Trustee
J. Garrett Stevens	None	None
Independent Trustees
Timothy J. Jacoby	None	None
David M. Mahle	None	None
Kurt Wolfgruber	None	None
Mark A. Zurack	None	None

[1]	Valuation date is December 31, 2016.

Board Compensation.  The following table sets forth the fees paid to the Trustees for the fiscal year ended November 30, 2016.  Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[2]
Interested Trustee
Stevens	$0	n/a	n/a	$0 for service on (1) board
Independent Trustees
Jacoby	$49,500.00	n/a	n/a	$99,000.00 for service on (2) boards
Wolfgruber	$44,500.00	n/a	n/a	$89,000.00 for service on (2) boards
Mahle	$44,500.00	n/a	n/a	$89,000.00 for service on (2) boards
Zurack	$46,500.00	n/a	n/a	$46,500.00 for service on (1) board

[1]
For the fiscal year ended November 30, 2016, as compensation for service on the Trust’s Board, the Trustees were entitled to receive a $35,000 annual base fee, as well as a $2,500 fee for each in-person meeting and a $1,000 fee for each telephonic meeting. In addition, Mr. Jacoby received a $5,000 annual fee for his service as Audit Committee chair.

[2]
For the fiscal year ended November 30, 2016, for their service on the Board of Trustees of Exchange Listed Funds Trust in the Fund Complex, Mr. Jacoby, Mr. Wolfgruber and Mr. Mahle were each entitled to receive a $35,000 annual base fee, as well as a $2,500 for each in-person meeting (or, if both Trusts meet, $4,000 per day, whichever is lower) and a $1,000 fee for each telephonic meeting. In addition, Mr. Jacoby received $5,000 annual fee for his service as Audit Committee chair.

Control Persons and Principal Holders of Securities

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of March 1, 2017, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of  the Fund is set forth in the table below.

Participant Name and Address	Percentage of Ownership
INTERACTIVE BROKERS 8 Greenwich Office Park Suite 600 Greenwich, CT 06831	19.99%
NFS LLC 200 Seaport Boulevard MailZone L10C Boston, MA 02210	16.98%
CITIGROUP 522 Fifth Avenue New York, NY 10036	14.19%
CHS SCHWAB 211 Main Street San Francisco	11.36%
TD AMERITRADE 200 South 108th Avenue Omaha, NE 68154	7.09%
VANGUARD 100 Vanguard Boulevard V26 Malvern, PA 19355	5.38%

As of March 1, 2017, the Trustees and officers own less than 1% of the outstanding shares of the Trust.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Advisers and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act (each, a “Code of Ethics” and collectively, the “Codes of Ethics”).  The Codes of Ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Advisers and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the Codes of Ethics).

There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Adviser.  Proxies for the portfolio securities are voted in accordance with the Adviser’s proxy voting guidelines, which are set forth in Exhibit A to this SAI.  Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available: (1) without charge by calling 844-485-5383 (844) Hull ETF); (2) on the Fund’s website at www.hulltacticalfunds.com; and (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser. Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, serves as the investment adviser to the Fund. The Adviser is majority owned by Cottonwood ETF Holdings LLC.

The Trust and the Adviser have entered into an investment advisory agreement with respect to the Fund (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser provides investment advice to the Fund primarily in the form of oversight of the Sub-Advisers, including daily monitoring of the purchase and sale of securities by the Trading Sub-Adviser and regular review of the Sub-Advisers’ performance.   The Adviser arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.  The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services the Adviser provides, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.91% on the average daily net assets of the Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Trust except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

For the fiscal period June 24, 2015 (commencement of operations) through November 30, 2015, and for the fiscal year ended November 30, 2016, the Fund paid the Adviser $51,317 and $504,199, respectively, in advisory fees.

Investment Sub-Adviser. The Adviser has retained the Investment Sub-Adviser, HTAA, LLC, to make investment decisions for the Fund and continuously review, supervise and administer the investment program of the Fund, subject to the supervision of the Adviser and the Board.  The Investment Sub-Adviser is a newly formed sub-adviser and a subsidiary of Hull Investments, LLC, a family office with more than $250 million in assets under management.  Under a sub-advisory agreement between the Adviser and the Investment Sub-Adviser (the “Hull Sub-Advisory Agreement”), the Adviser pays the Investment Sub-Adviser a portion of its fee, which is calculated daily and paid monthly, equal to 0.81% of the average daily net assets of the Fund.  Under the Hull Sub-Advisory Agreement, the Investment Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of the Fund, except Excluded Expenses.

After the initial two-year term, the continuance of the Hull Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Hull Sub-Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Hull Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust.  The Hull Sub-Advisory Agreement also may be terminated, at any time, by the Board or the Adviser upon sixty (60) days’ written notice to the Investment Sub-Adviser or by the Investment Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.  As used in the Hull Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

For the fiscal period June 24, 2015 (commencement of operations) through November 30, 2015 and for the fiscal year ended November 30, 2016, the Adviser paid the Investment Sub-Adviser $45,676.03 and $448,777.56, respectively, in sub-advisory fees.

Trading Sub-Adviser.  The Adviser has retained the Trading Sub-Adviser, Vident Investment Advisory, LLC, to trade portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser, subject to the supervision of the Adviser and the Board. The Trading Sub-Adviser, located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076, is a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Andrew T. Schmuhl and Vince L. Birley serve as the trustees of the Vident Investors’ Oversight Trust. Under a sub-advisory agreement between the Adviser and the Trading Sub-Adviser (the “Vident Sub-Advisory Agreement”), the Adviser pays the Trading Sub-Adviser a portion of its fee calculated daily and paid monthly at an annual rate as follows: 1) 5 basis points on $0 - 250 million in assets; 2) 4 basis points on the next $250 - $500 million in assets; and 3) 3 basis points on all assets above $500 million; subject to an annual minimum fee of $35,000.

After the initial one-year term, the continuance of the Vident Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Vident Sub-Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Vident Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust.  The Vident Sub-Advisory Agreement also may be terminated, at any time, by the Board or the Adviser upon sixty (60) days’ written notice to the Trading Sub-Adviser or by the Trading Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.  As used in the Vident Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

For the fiscal period June 24, 2015 (commencement of operations) through November 30, 2015 and for the fiscal year ended November 30, 2016, the Adviser paid Vident Investment Advisory, LLC $6,520.54 and $36,638.19, respectively, in sub-advisory fees.

PORTFOLIO MANAGERS

Ms. Petra Bakosova (the “HTAA Portfolio Manager”) and Ms. Denise Krisko (the “Vident Portfolio Manager” and, together with the HTAA Portfolio Manager, the “Portfolio Managers”) serve as portfolio managers of the Fund. This section includes information about the Portfolio Managers, including information about other accounts they manage and how they are compensated.

Portfolio Manager Compensation. The HTAA Portfolio Manager is compensated by the Investment Sub-Adviser and does not receive any compensation directly from the Fund or the Adviser. The HTAA Portfolio Manager receives a base salary and is eligible to earn discretionary bonuses from time to time.  The availability and amount of any bonus will be based on factors such as the Investment Sub-Adviser’s profitability, the HTAA Portfolio Manager’s individual performance and team contribution.

The Vident Portfolio Manager is compensated by the Trading Sub-Adviser and does not receive any compensation directly from the Fund or the Adviser. The Vident Portfolio Manager receives a base salary and is eligible to earn discretionary bonuses from time to time.  The availability and amount of any bonus will be based on factors such as the Trading Sub-Adviser’s profitability, the Vident Portfolio Manager’s individual performance and team contribution.

Fund Shares Owned by the Portfolio Managers.  The Fund is required to show the dollar range of each Portfolio Manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.  As of the date of this SAI, no Portfolio Manager beneficially owned shares of the Fund.

Accounts Managed by Portfolio Managers.  In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Petra Bakosova	0	$0	0	$0	0	$0
Denise M. Krisko	18	$1,986	1	$13	0	$0

*	Information provided is as of November 30, 2016. None of the accounts managed by the Portfolio Manager are subject to performance-based advisory fees.

Conflicts of Interest

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the Portfolio Managers’ other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Investment Sub-Adviser and Trading Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by its Portfolio Managers are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), and an affiliate of the Administrator, are parties to an distribution agreement dated November 10, 2011 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes shares of the Fund.  Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 25,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit.  The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter.  The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

The Distributor may also provide trade order processing services pursuant to a services agreement.

Distribution Plan.  The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.  No payments pursuant to the Plan will be made during the initial twelve (12) months of operation.  Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”).  The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees.  The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase.  All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance.  The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries.  The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts, and (vii) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as administrator of the Trust and the Fund.  SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator.  SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other exchange-traded funds and mutual funds.

The Trust and the Administrator have entered into an administration agreement dated November 10, 2011 (the “Administration Agreement”).  Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.  Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

For its services under the Administration Agreement, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee.

THE CUSTODIAN

Brown Brothers Harriman & Co. (the “Custodian”), located at 50 Post Office Square, Boston, Massachusetts 02109, serves as the custodian of the Fund pursuant to a custodian agreement with the trust. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

THE TRANSFER AGENT

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02109, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended November 30, 2017, Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio, serves as the independent registered public accounting firm for the Fund.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit.  The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Investment Sub-Adviser to the Fund with a view to the investment objectives of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to offer an “all cash” option for creations of Creation Units for the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of at least 25,000 shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to 3:00 p.m., Eastern Time, on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process, should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m., Eastern Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities or Cash Purchase Amount would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit or Cash Purchase Amount would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit or Cash Purchase Amount would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Cash Purchase Amounts nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
Hull Tactical US ETF	$500

*
To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the Creation Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the “Fund Securities” that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day.  Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 3:00 p.m., Eastern Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
Hull Tactical US ETF	$500

*
To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the Redemption Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Calculating NAV.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Investment Sub-Adviser in accordance with procedures adopted by the Board.

Futures contracts will be valued at the settlement or closing price determined by the applicable exchange.  Cash Instruments may be valued at market values, as furnished by recognized dealers in such securities or assets.  Cash Instruments also may be valued on the basis of information furnished by an independent pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by an independent pricing service are not readily available will be valued at amortized cost, which approximates current value.  Shares of money market mutual funds held by the Fund will be valued at their respective NAVs.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund.

Federal Income Taxes

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company Status

The Fund will seek to qualify and elect to be treated as a RIC under the Internal Revenue Code.  Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment company taxable income for such year (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Fund itself generally will not be subject to federal income taxes to the extent the Fund’s income, including the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses), is distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).  The Fund expects to invest in certain Underlying ETFs and underlying mutual funds (collectively, “Underlying Funds”) that will have qualified and will intend to continue to qualify for treatment each year as a RIC.

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time.  In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets.  If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders.  To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  If the Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.  The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers).  If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.  If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Notwithstanding the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed taxable income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward a net capital loss indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders.  The Fund may invest in Underlying Funds with capital loss carryforwards.  Underlying Funds with net capital losses from taxable years that began after December 22, 2010 may also carry forward those net capital losses indefinitely.  Underlying Funds with net capital losses from taxable years that began on or before December 22, 2010, however, may only carry forward those losses to offset their capital gains, if any, for eight years following the year of the loss.  An Underlying Fund must fully utilize carryforwards of losses from taxable years that began after December 22, 2010 before it may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Generally, neither the Fund nor any Underlying Fund may carry forward any losses other than net capital losses. Under certain circumstances, the Fund or an Underlying Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

The Fund will not be able to offset gains distributed by any Underlying Fund in which it invests against losses incurred by another Underlying Fund in which it invests because the Underlying Funds cannot distribute losses.  The Fund’s sales of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could cause the Fund to recognize taxable gains or losses.  A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund.  Further, a portion of losses on sales of shares in the Underlying Funds may be deferred.  Short-term capital gains earned by an Underlying Fund will be treated as ordinary dividends when distributed to the Fund and therefore may not be offset by any short-term capital losses incurred by the Fund.  Thus, the Fund’s short-term capital losses may instead offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individual and certain other non-corporate shareholders. As a result of these factors, the use of the fund-of-funds structure by the Fund could adversely affect the amount, timing and character of distributions to its shareholders.

Net capital gain distributions by an Underlying Fund will be treated as long-term capital gain, even if the Fund has held shares of the Underlying Fund for less than one year.  If not disallowed under the wash sale rules (described below), any loss incurred by the Fund on the sale of such Underlying Fund shares that have a tax holding period of six months or less will be treated as long-term capital loss to the extent of the gain distribution received on the shares disposed of by the Fund.

Taxation of Shareholders.  The Fund intends to distribute substantially all its net investment income monthly and net realized capital gains to shareholders annually. The distribution of net taxable investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or reinvests them in additional shares.  Long-term capital gains are generally taxed to non-corporate shareholders at maximum rates currently set at 20% (lower rates apply to individuals in lower tax brackets).  All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%.  In general, dividends may be reported by the Fund as qualified dividend income if they are (i) paid from dividends received by the Fund from Underlying Funds that themselves received such income as dividends on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, and (ii) reported as such by the Underlying Funds, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If the Fund invests directly in stock of U.S. corporations other than Underlying Funds or in stock of certain eligible foreign corporations, dividends the Fund receives on those investments may also be reported by the Fund as qualified dividend income. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose.  Dividends received by the Fund that are attributable to an Underlying Fund’s investments in REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Certain dividends received by the Fund from an Underlying Fund and attributable to the Underlying Fund’s dividend income from stock of U.S. corporations (generally, dividends received by an Underlying Fund in respect of any share of stock (1) as to which the Underlying Fund has met certain holding period requirements and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Underlying Fund may be eligible for the dividends-received deduction generally available to corporate shareholders under the Internal Revenue Code, provided such dividends are also appropriately so reported as eligible for the dividends-received deduction by the Fund. Capital gain distributions distributed to the Fund from Underlying Funds and capital gain dividends distributed to an Underlying Fund from other RICs are not eligible for the dividends-received deduction.  In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares.  The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability.  Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions reported to Fund shareholders as capital gain dividends will be taxable as long-term capital gains, regardless of how long each shareholder has owned the shares.  Long-term capital gains are taxed to noncorporate shareholders at rates of up to 20%.  Distributions of net short-term capital gains will generally be taxable to shareholders as ordinary income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.  For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders.  A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold.  After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

The Fund’s shareholders will be notified annually by the Fund (or its administrative agent) as to the federal tax status of all distributions made by the Fund.  Distributions may be subject to state and local taxes.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares of the Fund), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

A sale of shares in the Fund may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss realized on the taxable disposition of shares will be treated as short-term capital gain or loss.  Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (“IRS”), however, may assert that an Authorized Participant may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Taxation of Fund and Underlying Fund Investments.  Certain of the Fund’s and Underlying Funds’ investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund or Underlying Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or Underlying Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund or Underlying Funds to mark to market certain types of positions in their portfolios (e.g., treat them as if they were closed out) which may cause the Fund or Underlying Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.  The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

Certain investments by the Fund, such as certain ETPs, commodity-linked instruments and certain over-the-counter derivatives, do not produce qualifying income for purposes of the "90% Test" described above, which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code.  In addition, the determination of the value and the identity of the issuer of certain derivative investments are often unclear for purposes of the “Asset Test” described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the “Asset Test” with respect to such derivatives.

The Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year.  Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Certain Foreign Currency Tax Issues.   The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income.

The Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Internal Revenue Code as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Internal Revenue Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

The Fund’s forward contracts may qualify as so-called “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If the Fund was to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If the Fund was to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. The Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 contracts and are entered into by the Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

In general, for purposes of the 90% Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Internal Revenue Code section 7704(d), and (iii) that derives less than 90% of its income from the same sources as described in the 90% Test will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships.  Income from qualified publicly traded partnerships is qualifying income for purposes of the 90% Test, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund’s assets.  The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the 90% and Asset Tests.  MLPs and other partnerships that the Fund may invest in will deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership.  These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements.  As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

Foreign Investments. The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect the Underlying Funds to satisfy the requirements for passing through to their shareholders (including the Fund) any share of foreign taxes paid by such Underlying Funds, with the result that the shareholders of the Fund are unlikely to be required include such taxes in their respective gross incomes and therefore will not be entitled to any tax deductions or credits for such taxes on their own returns.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien).  The backup withholding rate is 28%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income.  Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year.  The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund.  Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.  Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain Capital Gain Dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or their agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues.  The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund’s Adviser, Sub-Advisers, Distributor, or any affiliated person of the Fund, the Adviser, Sub-Advisers, or the Distributor.

The Trust’s Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the In-Kind Creation Basket and the In-Kind Redemption Basket, is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. The Fund will vote separately on matters relating solely to the Fund. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling (844) 485-5383  ((844) Hull ETF) or by writing to the Fund at the following address: c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended November 30, 2016, including notes to financial statements thereto and the reports of Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, are incorporated by reference into this SAI.

HTU-SX-001-0300

APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “b” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.
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A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
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APPENDIX B

EXCHANGE TRADED CONCEPTS, LLC

PROXY VOTING POLICY AND PROCEDURES

Introduction

Exchange Traded Concepts, LLC (“ETC”) recognizes that proxies for companies whose securities are held in client portfolios have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected clients.  Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

Proxy Voting Policies

Proxy voting will be conducted by either ETC or the sub-advisers.1  To the extent that ETC is responsible for proxy voting, ETC has engaged Institutional Shareholder Services (“ISS”), to provide research on proxy matters and voting recommendations, and to cast votes on behalf of ETC. ISS executes and maintains appropriate records related to the proxy voting process, and ETC has access to those records.  ETC maintains records of differences, if any, between this Policy and the actual votes cast. ETC may, in the future, decide to engage a different proxy advisory firm.

ETC has reviewed ISS’s voting guidelines and has determined that those guidelines provide guidance in the best interest of ETC’s clients.  This Policy and ISS’s proxy voting guidelines will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

There may be times when ETC believes that the best interests of the client will be better served if ETC votes a proxy counter to ISS’s guidelines pertaining to the matter to be voted upon. In those cases, ETC will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After considering this information and, as necessary, discussing the issue with other relevant parties, ETC will determine how to vote on the issue in a manner which ETC believes is consistent with this Policy and in the best interests of the client.

Each sub-adviser’s proxy voting policies and procedures have been approved by the Trusts’ Board of Trustees and when a sub-adviser has been delegated authority to vote a proxy, it will vote such proxy in accordance with the approved proxy voting policies and procedures.

In addition, the sub-advisers may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to the sub-advisers’ established guidelines.   ETC has deemed in the best interest of clients to permit a sub-adviser the authority to cast proxy votes in accordance with the proxy voting policies submitted by that firm and approved by the Trusts’ Board of Trustees. The sub-adviser must promptly notify ETC of any proxy votes that are not voted consistently with the guidelines set forth in its policy.

[1]
As of the date of the last revision to this Policy, ETC’s only clients are the series (or portfolios) of Exchange Traded Concepts Trust, Exchange Listed Funds Trust, and ETF Series Solutions (the “Trusts”) for which ETC serves as investment adviser. ETC has engaged one or more sub-advisers for such series.  For some series, ETC is responsible for voting proxies and, for the remaining series, a sub-adviser is responsible for proxy voting.

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Conflict of Interest Identification and Resolution

Although ETC does not believe that conflicts of interest will generally arise in connection with its proxy voting policies, ETC seeks to minimize the potential for conflict by utilizing the services of ISS to provide voting recommendations that are consistent with relevant regulatory requirements. Occasions may arise during the analysis and voting process in which the best financial interests of clients might conflict with the interests of ISS.  ISS has developed a “separation wall” as security between its proxy recommendation service and the other services it and its affiliated companies provide to clients who may also be a portfolio company for which proxies are solicited.

In resolving a conflict, ETC may decide to take one of the following courses of action:  (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) ETC may vote the proxy or engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that adequately addresses the potential for conflict.   Employees are required to report to the CCO any attempted or actual improper influence regarding proxy voting.

ETC will provide clients a copy of the complete Policy.  ETC will also provide to clients, upon request, information on how their securities were voted.

Proxy Voting Operational Procedures

Reconciliation Process

Each account’s custodian provides holdings to ISS on a daily basis.  Proxy materials are sent to ISS, which verifies that materials for future shareholder meetings are received for each record date position.  ISS researches and resolves situations where expected proxy materials have not been received.  ISS also notifies ETC of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through the ISS automated system or when a custodian bank notifies ISS of its existence.   As a general rule, ETC votes all proxies that it is entitled to vote that are identified within the solicitation period.  ETC may apply a cost-benefit analysis to determine whether to vote a proxy.  For example, if ETC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” ETC generally abstains from voting that proxy.

Although not necessarily an exhaustive list, other instances in which ETC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to an account’s participation in a securities lending program and the cost-benefit ETC analysis indicates that the cost to recall the security outweighs the benefit; (2) instances when proxy materials are not delivered or are delivered in a manner that does not provide ETC sufficient time to analyze the proxy and make an informed decision by the voting deadline; and (3) occasions when required local-market documentation cannot be filed and approved prior to the proxy voting deadline.
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Proxy Oversight Procedures

In order to fulfill its oversight responsibilities related to the use of a proxy advisory firm, ETC will conduct a due diligence review of ISS annually and requests, at a minimum, the following information:

♦	ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest
♦	ISS’ Regulatory Code of Ethics
♦	The most recent SSAE 16 report of ISS controls conducted by an independent auditor (if available)
♦	ISS’ Form ADV Part 2 to determine whether ISS disclosed any new potential conflicts of interest

On a quarterly basis, ETC will request from ISS a certification indicating that all proxies were voted and voted in accordance with pre-determined guidelines and a summary of any material changes to the firm’s policies and procedures designed to address conflicts of interest.   In addition, a Proxy Voting Record Report is reviewed by ETC on a periodic basis.  The Proxy Voting Record Report includes all proxies that were voted during a period of time.

In order to fulfill its oversight responsibilities when a sub-adviser is responsible for voting proxies, ETC will request a certification of compliance and completion and review the sub-advisers’ Proxy Voting Record Report on a periodic basis.

Maintenance of Proxy Voting Records

The following records are maintained for a period of five years, with records being maintained for the first two years on site:

○	These policy and procedures, and any amendments thereto;
○	Each proxy statement (the majority of which are maintained on a third-party automated system);
○	Record of each vote cast;
○	Documentation, if any, created by ETC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
○	Various reports related to the above procedures; and
○	Each written client request for information and a copy of any written response by ETC to a client’s written or oral request for information.

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